Exhibit 99.1

Supplemental Operating and Financial Data
for the Quarter Ended March 31, 2018

THE COMPANY

Boston Properties, Inc. ("Boston Properties," "BXP" or the "Company"), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of Class A office properties in the United States, with a significant presence in five markets: Boston, Los Angeles, New York, San Francisco and Washington, DC. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. Boston Properties is a fully integrated real estate investment trust that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of primarily Class A office space totaling 50.3 million square feet and consisting of 167 office properties (including nine properties under construction/redevelopment), six residential properties (including four properties under construction), five retail properties and one hotel. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants' needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy tenants.

FORWARD-LOOKING STATEMENTS

This Supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “budgeted,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company's accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

NON-GAAP FINANCIAL MEASURES

This Supplemental package includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found in the Definitions section of this Supplemental starting on page 46.

The Company also presents “BXP's Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company's share of the amount from the Company's unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest), minus the Company’s partners’ share of the amount from the Company's consolidated joint ventures (calculated based upon the partners’ percentage ownership interests).  Management believes that presenting “BXP's Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and presenting various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating "BXP's Share" of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners' interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, liquidations and other matters. Moreover, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. As a result, presentations of BXP's Share of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company's financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of "BXP's Share" of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 50.

GENERAL INFORMATION

Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street	BXP	Boston Properties, Inc.	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Michael E. LaBelle
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Executive Vice President, Chief Financial Officer
(t) 617.236.3300	New York Stock Exchange	(t) 617.236.3322	at 617.236.3352 or
(f) 617.236.3311		(f) 617.236.3311	mlabelle@bostonproperties.com
www.bostonproperties.com
Arista Joyner, Investor Relations Manager
at 617.236.3343 or
ajoyner@bostonproperties.com

(Cover photo: Rendering of 20 CityPoint, Waltham, MA)

Q1 2018
Table of contents

Q1 2018
Company profile

SNAPSHOT

(as of March 31, 2018)

Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures)	179
Total Square Feet (includes unconsolidated joint ventures)	50.3 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (MYLTIP) Units) on an as-converted basis [1]	172.2 million
Closing Price, at the end of the quarter	$123.22 per share
Dividend - Quarter/Annualized	$0.80/$3.20 per share
Dividend Yield	2.60%
Consolidated Market Capitalization [1]	$31.8 billion
BXP's Share of Market Capitalization 1, [2]	$31.2 billion
Senior Debt Ratings	A- (S&P); BBB+ (Fitch); Baa1 (Moody's)
STRATEGY

Boston Properties' primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the Company maintains consistent strategies that include the following:

•
to maintain a keen focus on select markets that exhibit the strongest economic growth and investment characteristics over time - currently Boston, New York, San Francisco, Washington, DC and Los Angeles;

•	to invest in the highest quality buildings (primarily office) with unique amenities and locations that are able to maintain high occupancy and achieve premium rental rates through economic cycles;

•
in our core markets, to maintain scale and a full-service real estate capability (leasing, development, construction and property management) to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle and (3) provide superior service to our tenants;

•
to be astute in market timing for investment decisions by acquiring properties in times of opportunity, developing into economic growth and selling assets at attractive prices, resulting in continuous portfolio refreshment;

•	to ensure a strong balance sheet to maintain consistent access to capital and the resultant ability to make opportunistic investments; and

•
to foster a culture and reputation of integrity and fair dealing, making us the counterparty of choice for tenants and real estate industry participants and the employer of choice for talented real estate professionals.

MANAGEMENT

Board of Directors		Chairman Emeritus
Joel I. Klein	Lead Independent Director	Mortimer B. Zuckerman
Owen D. Thomas	Chief Executive Officer and Director	Management
Douglas T. Linde	President and Director	Owen D. Thomas	Chief Executive Officer and Director
Bruce W. Duncan	Director	Douglas T. Linde	President and Director
Karen E. Dykstra	Director	Raymond A. Ritchey	Senior Executive Vice President
Carol B. Einiger	Director, Chair of Compensation Committee	Michael E. LaBelle	Executive Vice President, Chief Financial Officer and Treasurer
Dr. Jacob A. Frenkel	Director, Chair of Nominating & Corporate Governance Committee
		Peter D. Johnston	Executive Vice President, Washington, DC Region
Matthew J. Lustig	Director	Bryan J. Koop	Executive Vice President, Boston Region
Alan J. Patricof	Director	Robert E. Pester	Executive Vice President, San Francisco Region
Martin Turchin	Director	John F. Powers	Executive Vice President, New York Region
David A. Twardock	Director, Chair of Audit Committee	Frank D. Burt	Senior Vice President, General Counsel
		Michael R. Walsh	Senior Vice President, Chief Accounting Officer
TIMING OF EARNINGS ANNOUNCMENTS

Quarterly results for the next four quarters will be announced according to the following schedule:

Second Quarter, 2018	Tentatively July 31, 2018
Third Quarter, 2018	Tentatively October 30, 2018
Fourth Quarter, 2018	Tentatively January 29, 2019
First Quarter, 2019	Tentatively April 30, 2019

____________________

[1]	For additional detail, see page 25.

[2]	For the Company's definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 46.

Q1 2018
Guidance and assumptions

GUIDANCE

The Company’s guidance for the second quarter 2018 and full year 2018 for diluted earnings per common share attributable to Boston Properties, Inc. common shareholders (EPS) and diluted funds from operations (FFO) per common share attributable to Boston Properties, Inc. common shareholders is set forth and reconciled below.  Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, the timing of the lease-up of available space and development deliveries and the earnings impact of the events referenced in the earnings release issued on April 24, 2018 and otherwise referenced during the Company’s conference call scheduled for April 25, 2018.  The estimates do not include possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions, other possible capital markets activity or possible future impairment charges. EPS estimates may be subject to fluctuations as a result of several factors, including changes in the recognition of depreciation and amortization expense and any gains or losses associated with disposition activity. The Company is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate or gains or losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 48. There can be no assurance that the Company’s actual results will not differ materially from the estimates set forth below.

		Second Quarter 2018			Full Year 2018
		Low		High	Low		High
Projected EPS (diluted)		$0.65	—	$0.67	$3.28	—	$3.37
Add:
	Projected Company share of real estate depreciation and amortization	0.88	—	0.88	3.55	—	3.55
Less:
	Projected Company share of gains on sales of real estate	—	—	—	0.56	—	0.56
Projected FFO per share (diluted)		$1.53	—	$1.55	$6.27	—	$6.36

ASSUMPTIONS
(dollars in thousands)

	Full Year 2018
	Low		High
Operating property activity:
Average In-service portfolio occupancy	90.0%	—	92.0%
Increase in BXP's Share of Same Property net operating income (excluding termination income)	1.0%	—	2.5%
Increase in BXP's Share of Same Property net operating income - cash (excluding termination income)	0.5%	—	2.5%
BXP's Share of Non Same Properties' incremental contribution to net operating income over prior year (excluding asset sales)	$40,000	—	$50,000
BXP's Share of incremental net operating income related to asset sales over prior year	$(8,000)	—	$(8,000)
BXP's Share of straight-line rent and fair value lease revenue (non-cash revenue)	$60,000	—	$80,000
Hotel net operating income	$13,000	—	$15,000
Termination income	$4,000	—	$8,000

Other revenue (expense):
Development and management services revenue	$31,000	—	$36,000
General and administrative expense	$(121,000)	—	$(118,000)
Net interest expense	$(380,000)	—	$(365,000)

Noncontrolling interest:
Noncontrolling interest in property partnerships' share of FFO	$(140,000)	—	$(130,000)

Q1 2018
Financial highlights

(unaudited and in thousands, except ratios and per share amounts)

	Three Months Ended
	31-Mar-18	31-Dec-17
Net income attributable to Boston Properties, Inc. common shareholders	$176,021	$103,829
Net income attributable to Boston Properties, Inc. per share - diluted	$1.14	$0.67
FFO attributable to Boston Properties, Inc. common shareholders [1]	$230,563	$230,132
Diluted FFO per share [1]	$1.49	$1.49
Dividends per common share	$0.80	$0.80
Funds available for distribution to common shareholders and common unitholders (FAD) [2]	$143,333	$157,576

Selected items:
Revenue	$661,151	$655,229
BXP's Share of revenue [3]	$612,482	$609,860
BXP's Share of straight-line rent [3]	$22,662	$21,814
BXP's Share of fair value lease revenue [3,4]	$4,289	$4,416
BXP's Share of termination income [3]	$1,360	$816
Ground rent expense	$3,558	$3,531
Capitalized interest	$17,378	$17,784
Capitalized wages	$4,529	$4,996
Capitalized internal leasing and external legal costs	$1,690	$2,158
Income from unconsolidated joint ventures	$461	$4,197
BXP's share of funds from operations (FFO) from unconsolidated joint ventures [5]	$9,905	$10,507
Net income attributable to noncontrolling interests in property partnerships	$17,234	$13,865
FFO attributable to noncontrolling interests in property partnerships [6]	$35,455	$32,761

Balance Sheet items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$22,861	$25,393
Below-market rents (included within Other Liabilities)	$90,632	$98,753
Accrued rental income liability (included within Other Liabilities)	$40,140	$36,305
Accrued ground rent expense, net liability (included within Prepaid Expenses and Other Assets and Other Liabilities)	$46,058	$45,205

Ratios:
Interest Coverage Ratio (excluding capitalized interest) [7]	4.10	3.55
Interest Coverage Ratio (including capitalized interest) [7]	3.40	3.01
Fixed Charge Coverage Ratio [7]	2.76	2.65
BXP's Share of Net Debt/BXP's Share of EBITDAre [8]	6.83	6.50
Change in BXP's Share of Same Store Net Operating Income (NOI) (excluding termination income) [9]	1.7%	1.3%
Change in BXP's Share of Same Store NOI (excluding termination income) - cash [9]	(1.0)%	(0.2)%
FAD Payout Ratio [2]	96.17%	87.36%
Operating Margins [(rental revenue - rental expense)/rental revenue]	62.5%	63.1%
Occupancy of In-Service Properties	90.5%	90.7%

Capitalization:
Consolidated Debt	$10,339,313	$10,271,611
BXP's Share of Debt [10]	$9,753,366	$9,667,176
Consolidated Market Capitalization	$31,756,442	$32,830,790
Consolidated Debt/Consolidated Market Capitalization	32.56%	31.29%
BXP's Share of Market Capitalization [10]	$31,170,495	$32,226,355
BXP's Share of Debt/BXP's Share of Market Capitalization [10]	31.29%	30.00%
_____________

[1]	For a quantitative reconciliation of FFO attributable to Boston Properties, Inc. common shareholders and Diluted FFO per share, see page 6.

[2]	For a quantitative reconciliation of FAD, see page 7. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

[3]	For the Company's definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 46.

[4]	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.

[5]	For a quantitative reconciliation for the three months ended March 31, 2018, see page 33.

[6]	For a quantitative reconciliation for the three months ended March 31, 2018, see page 31.

[7]	For a quantitative reconciliation for the three months ended March 31, 2018 and December 31, 2017, see page 29.

[8]	For a quantitative reconciliation for the three months ended March 31, 2018 and December 31, 2017, see page 28.

[9]	For a quantitative reconciliation for the three months ended March 31, 2018, see page 10.

[10]	For a quantitative reconciliation for March 31, 2018, see page 25.

Q1 2018
Consolidated Balance Sheets

(unaudited and in thousands)

	31-Mar-18	31-Dec-17
ASSETS
Real estate	$19,849,252	$19,622,379
Construction in progress	1,262,886	1,269,338
Land held for future development	204,506	204,925
Less accumulated depreciation	(4,674,838)	(4,589,634)
Total real estate	16,641,806	16,507,008
Cash and cash equivalents	294,571	434,767
Cash held in escrows	160,558	70,602
Investments in securities	29,353	29,161
Tenant and other receivables, net	73,401	92,186
Accrued rental income, net	888,907	861,575
Deferred charges, net	681,369	679,038
Prepaid expenses and other assets	147,256	77,971
Investments in unconsolidated joint ventures	666,718	619,925
Total assets	$19,583,939	$19,372,233

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,974,930	$2,979,281
Unsecured senior notes, net	7,249,383	7,247,330
Unsecured line of credit	115,000	45,000
Unsecured term loan	—	—
Accounts payable and accrued expenses	355,002	331,500
Dividends and distributions payable	139,218	139,040
Accrued interest payable	96,176	83,646
Other liabilities	470,140	443,980
Total liabilities	11,399,849	11,269,777

Commitments and contingencies	—	—

Equity:
Stockholders' equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—
Preferred stock, $0.01 par value, 50,000,000 shares authorized; 5.25% Series B cumulative redeemable preferred stock, $0.01 par value, liquidation preference $2,500 per share, 92,000 shares authorized, 80,000 shares issued and outstanding at March 31, 2018 and December 31, 2017	200,000	200,000
Common stock, $0.01 par value, 250,000,000 shares authorized, 154,441,203 and 154,404,186 issued and 154,362,303 and 154,325,286 outstanding at March 31, 2018 and December 31, 2017, respectively	1,544	1,543
Additional paid-in capital	6,384,147	6,377,908
Dividends in excess of earnings	(654,879)	(712,343)
Treasury common stock at cost, 78,900 shares at March 31, 2018 and December 31, 2017	(2,722)	(2,722)
Accumulated other comprehensive loss	(49,062)	(50,429)
Total stockholders' equity attributable to Boston Properties, Inc.	5,879,028	5,813,957

Noncontrolling interests:
Common units of the Operating Partnership	619,347	604,739
Property partnerships	1,685,715	1,683,760
Total equity	8,184,090	8,102,456

Total liabilities and equity	$19,583,939	$19,372,233

Q1 2018
Consolidated Income Statements

(unaudited and in thousands, except per share amounts)

		Three Months Ended
		31-Mar-18	31-Dec-17
Revenue
Rental	Rental
Base rent		$519,507	$511,995
Recoveries from tenants		95,118	94,697
Parking and other		26,134	26,836
Total rental revenue		640,759	633,528
Hotel revenue		9,102	11,744
Development and management services		8,405	9,957
Direct reimbursements of payroll and related costs from management services contracts		2,885	—
Total revenue		661,151	655,229
Expenses
Operating		123,936	121,066
Real estate taxes		116,393	112,399
Demolition costs		—	430
Hotel operating		8,073	8,117
General and administrative [1]		35,894	29,396
Payroll and related costs from management services contracts		2,885	—
Transaction costs		21	96
Depreciation and amortization		165,797	154,259
Total expenses		452,999	425,763
Operating income		208,152	229,466
Other income (expense)
Income from unconsolidated joint ventures		461	4,197
Interest and other income		1,648	2,336
Gains (losses) from investments in securities [1]		(126)	962
Interest expense		(90,220)	(91,772)
Losses from early extinguishments of debt		—	(13,858)
Income before gains on sales of real estate		119,915	131,331
Gains on sales of real estate		96,397	872
Net income		216,312	132,203
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships		(17,234)	(13,865)
Noncontrolling interest - common units of the Operating Partnership [2]		(20,432)	(11,884)
Net income attributable to Boston Properties, Inc.		178,646	106,454
Preferred dividends		(2,625)	(2,625)
Net income attributable to Boston Properties, Inc. common shareholders		$176,021	$103,829

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic		$1.14	$0.67
Net income attributable to Boston Properties, Inc. per share - diluted		$1.14	$0.67

_____________

[1]
General and administrative expense includes $0.1 million and $(1.0) million and gains (losses) from investments in securities include $(0.1) million and $1.0 million for the three months ended March 31, 2018 and December 31, 2017, respectively, related to the Company's deferred compensation plan.

[2]	For additional detail, see page 6.

Q1 2018
Fund from operations (FFO) [1]

(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	31-Mar-18	31-Dec-17
Net income attributable to Boston Properties, Inc. common shareholders	$176,021	$103,829
Add:
Preferred dividends	2,625	2,625
Noncontrolling interest - common units of the Operating Partnership	20,432	11,884
Noncontrolling interests in property partnerships	17,234	13,865
Less:
Gains on sales of real estate	96,397	872
Income before gains on sales of real estate	119,915	131,331
Add:
Depreciation and amortization	165,797	154,259
Noncontrolling interests in property partnerships' share of depreciation and amortization	(18,221)	(18,896)
BXP's share of depreciation and amortization from unconsolidated joint ventures	9,444	6,310
Corporate-related depreciation and amortization	(405)	(541)
Less:
Noncontrolling interests in property partnerships	17,234	13,865
Preferred dividends	2,625	2,625
FFO attributable to the Operating Partnership common unitholders (including Boston Properties, Inc.) (Basic FFO)	256,671	255,973
Less:
Noncontrolling interest - common units of the Operating Partnership's share of FFO	26,108	25,841
FFO attributable to Boston Properties, Inc. common shareholders	$230,563	$230,132

Boston Properties, Inc.'s percentage share of Basic FFO	89.83%	89.90%
Noncontrolling interest's - common unitholders percentage share of Basic FFO	10.17%	10.10%
Basic FFO per share	$1.49	$1.49
Weighted average shares outstanding - basic	154,385	154,362
Diluted FFO per share	$1.49	$1.49
Weighted average shares outstanding - diluted	154,705	154,526

RECONCILIATION TO DILUTED FFO

	Three Months Ended
	31-Mar-18	31-Dec-17
Basic FFO	$256,671	$255,973
Add:
Effect of dilutive securities - stock-based compensation	—	—
Diluted FFO	256,671	255,973
Less:
Noncontrolling interest - common units of the Operating Partnership's share of diluted FFO	26,060	25,816
Boston Properties, Inc.'s share of Diluted FFO	$230,611	$230,157

RECONCILIATION OF SHARES/UNITS FOR DILUTED FFO

	Three Months Ended
	31-Mar-18	31-Dec-17
Shares/units for Basic FFO	171,867	171,695
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	320	164
Shares/units for Diluted FFO	172,187	171,859
Less:
Noncontrolling interest - common units of the Operating Partnership's share of Diluted FFO (shares/units)	17,482	17,333
Boston Properties, Inc.'s share of shares/units for Diluted FFO	154,705	154,526

Boston Properties, Inc.'s percentage share of Diluted FFO	89.85%	89.91%

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 46.

Q1 2018
Funds available for distributions (FAD) [1]

(dollars in thousands)

	Three Months Ended
	31-Mar-18	31-Dec-17
Net income attributable to Boston Properties, Inc. common shareholders	$176,021	$103,829
Add:
Preferred dividends	2,625	2,625
Noncontrolling interest - common units of the Operating Partnership	20,432	11,884
Noncontrolling interests in property partnerships	17,234	13,865
Less:
Gains on sales of real estate	96,397	872
Income before gains on sales of real estate	119,915	131,331
Add:
Depreciation and amortization	165,797	154,259
Noncontrolling interests in property partnerships' share of depreciation and amortization	(18,221)	(18,896)
BXP's share of depreciation and amortization from unconsolidated joint ventures	9,444	6,310
Corporate-related depreciation and amortization	(405)	(541)
Less:
Noncontrolling interests in property partnerships	17,234	13,865
Preferred dividends	2,625	2,625
Basic FFO	256,671	255,973
Add:
BXP's Share of lease transaction costs that qualify as rent inducements 1, [2]	386	694
BXP's Share of hedge amortization [1]	1,435	1,458
Straight-line ground rent expense adjustment [3]	852	898
Stock-based compensation	14,772	8,101
Non-real estate depreciation	405	541
Unearned portion of capitalized fees from consolidated joint ventures	889	8,030
Less:
BXP's Share of straight-line rent [1]	22,662	21,814
BXP's Share of fair value lease revenue [1,4]	4,289	4,416
BXP's Share of non-cash termination income adjustment (fair value lease amounts) [1]	—	—
BXP's Share of 2nd generation tenant improvements and leasing commissions [1]	84,769	78,821
BXP's Share of maintenance capital expenditures [1,5]	19,980	12,443
Hotel improvements, equipment upgrades and replacements	377	625
Funds available for distribution to common shareholders and common unitholders (FAD) (A)	$143,333	$157,576

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	137,841	137,659

FAD Payout Ratio[1] (B÷A)	96.17%	87.36%

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 46.

[2]
Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.

[3]
Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur by the end of 2021 with no payments thereafter. The Company is recognizing these amounts on a straight-line basis over the 99-year term of the ground and air rights lease, see page 3.

[4]	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.

[5]	Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q1 2018
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP's Share of same property net operating income (NOI)
(in thousands)

	Three Months Ended
	31-Mar-18	31-Mar-17
Net income attributable to Boston Properties, Inc. common shareholders	$176,021	$97,083
Preferred dividends	2,625	2,625
Net income attributable to Boston Properties, Inc.	178,646	99,708
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	20,432	11,432
Noncontrolling interest in property partnerships	17,234	4,424
Net income	216,312	115,564
Gains on sales of real estate	(96,397)	(133)
Income before gains on sales of real estate	119,915	115,431
Add:
Interest expense	90,220	95,534
Depreciation and amortization expense	165,797	159,205
Transaction costs	21	34
Payroll and related costs from management services contracts	2,885	—
General and administrative expense	35,894	31,386
Less:
Gains (losses) from investments in securities	(126)	1,042
Interest and other income	1,648	614
Income from unconsolidated joint ventures	461	3,084
Direct reimbursements of payroll and related costs from management services contracts	2,885	—
Development and management services revenue	8,405	6,472
Net Operating Income (NOI)	401,459	390,378
Add:
BXP's share of NOI from unconsolidated joint ventures [1]	16,060	15,681
Less:
Partners' share of NOI from consolidated joint ventures [2]	47,571	44,526
BXP's Share of NOI	369,948	361,533
Less:
Termination income	1,362	3,918
BXP's share of termination income from unconsolidated joint ventures [1]	—	316
Add:
Partners' share of termination income from consolidated joint ventures [2]	2	1,310
BXP's Share of NOI (excluding termination income) (A)	$368,588	$358,609

Net Operating Income (NOI)	$401,459	$390,378
Less:
Termination income	1,362	3,918
NOI from non Same Properties (excluding termination income) [3]	6,605	2,211
Same Property NOI (excluding termination income)	393,492	384,249
Less:
Partners' share of NOI from consolidated joint ventures (excluding termination income) [2]	47,569	43,216
Add:
Partners' share of NOI from non Same Properties from consolidated joint ventures (excluding termination income) [3]	240	(218)
BXP's share of NOI from unconsolidated joint ventures (excluding termination income) [1]	16,060	15,365
Less:
BXP's share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	41	—
BXP's Share of Same Property NOI (excluding termination income)	$362,182	$356,180

_____________

[1]	For a quantitative reconciliation for the three months ended March 31, 2018, see page 54.

[2]	For a quantitative reconciliation for the three months ended March 31, 2018, see page 52.

[3]
Pages 19-22 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to March 31, 2018 and therefore are no longer a part of the Company’s property portfolio.

Q1 2018
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP's Share of same property net operating income (NOI) - cash

(in thousands)

	Three Months Ended
	31-Mar-18	31-Mar-17
Net income attributable to Boston Properties, Inc. common shareholders	$176,021	$97,083
Preferred dividends	2,625	2,625
Net income attributable to Boston Properties, Inc.	178,646	99,708
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	20,432	11,432
Noncontrolling interest in property partnerships	17,234	4,424
Net income	216,312	115,564
Gains on sales of real estate	(96,397)	(133)
Income before gains on sales of real estate	119,915	115,431
Add:
Interest expense	90,220	95,534
Depreciation and amortization expense	165,797	159,205
Transaction costs	21	34
Payroll and related costs from management services contracts	2,885	—
General and administrative expense	35,894	31,386
Less:
Gains (losses) from investments in securities	(126)	1,042
Interest and other income	1,648	614
Income from unconsolidated joint ventures	461	3,084
Direct reimbursements of payroll and related costs from management services contracts	2,885	—
Development and management services revenue	8,405	6,472
Net Operating Income (NOI)	401,459	390,378
Less:
Straight-line rent	27,101	12,023
Fair value lease revenue	5,590	5,390
Termination income	1,362	3,918
Add:
Straight-line ground rent expense adjustment [1]	898	941
Lease transaction costs that qualify as rent inducements [2]	316	682
NOI - cash (excluding termination income)	368,620	370,670
Less:
NOI - cash from non Same Properties (excluding termination income) [3]	6,915	1,922
Same Property NOI - cash (excluding termination income)	361,705	368,748
Less:
Partners' share of NOI - cash from consolidated joint ventures (excluding termination income) [4]	39,770	41,051
Add:
Partners' share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income) [3]	313	(279)
BXP's share of NOI - cash from unconsolidated joint ventures (excluding termination income) [5]	14,071	11,442
Less:
BXP's share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	766	—
BXP's Share of Same Property NOI - cash (excluding termination income)	$335,553	$338,860

_____________

[1]
In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $(46) and $(302) for the three months ended March 31, 2018 and 2017, respectively. As of March 31, 2018, the Company has remaining lease payments aggregating approximately $26.2 million, all of which it expects to incur by the end of 2021 with no payments thereafter. Under GAAP, the Company is recognizing expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2021 may vary significantly.

[2]
Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 7.

[3]
Pages 19-22 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to March 31, 2018 and therefore are no longer a part of the Company’s property portfolio.

[4]	For a quantitative reconciliation for the three months ended March 31, 2018, see page 52.

[5]	For a quantitative reconciliation for the three months ended March 31, 2018, see page 54.

Q1 2018
Same property net operating income (NOI) by reportable segment

(dollars in thousands)

	Office [1]				Hotel & Residential
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Mar-18	31-Mar-17	Change	Change	31-Mar-18	31-Mar-17	Change	Change
Rental Revenue	$623,420	$607,815			$13,180	$11,376
Less: Termination income	1,357	5,389			—	—
Rental revenue (excluding termination income) [2]	622,063	602,426	$19,637	3.3%	13,180	11,376	$1,804	15.9%
Less: Operating expenses and real estate taxes	232,092	220,911	11,181	5.1%	9,659	8,642	1,017	11.8%
NOI (excluding termination income) 2, [3]	$389,971	$381,515	$8,456	2.2%	$3,521	$2,734	$787	28.8%

Rental revenue (excluding termination income) [2]	$622,063	$602,426	$19,637	3.3%	$13,180	$11,376	$1,804	15.9%
Less: Straight-line rent and fair value lease revenue	33,000	17,114	15,886	92.8%	1	10	(9)	(90.0)%
Add: Lease transaction costs that qualify as rent inducements [4]	316	682	(366)	(53.7)%	—	—	—	—%
Subtotal	589,379	585,994	3,385	0.6%	13,179	11,366	1,813	16.0%
Less: Operating expenses and real estate taxes	232,092	220,911	11,181	5.1%	9,659	8,642	1,017	11.8%
Add: Straight-line ground rent expense [5]	898	941	(43)	(4.6)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$358,185	$366,024	$(7,839)	(2.1)%	$3,520	$2,724	$796	29.2%

	Consolidated Total [1]				BXP's share of Unconsolidated Joint Ventures
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Mar-18	31-Mar-17	Change	Change	31-Mar-18	31-Mar-17	Change	Change
Rental Revenue	$636,600	$619,191			$26,272	$25,554
Less: Termination income	1,357	5,389			—	316
Rental revenue (excluding termination income) [2]	635,243	613,802	$21,441	3.5%	26,272	25,238	$1,034	4.1%
Less: Operating expenses and real estate taxes	241,751	229,553	12,198	5.3%	10,253	9,873	380	3.8%
NOI (excluding termination income) [2,3]	$393,492	$384,249	$9,243	2.4%	$16,019	$15,365	$654	4.3%

Rental revenue (excluding termination income) [2]	$635,243	$613,802	$21,441	3.5%	$26,272	$25,238	$1,034	4.1%
Less: Straight-line rent and fair value lease revenue	33,001	17,124	15,877	92.7%	2,784	4,055	(1,271)	(31.3)%
Add: Lease transaction costs that qualify as rent inducements [4]	316	682	(366)	(53.7)%	70	132	(62)	(47.0)%
Subtotal	$602,558	$597,360	5,198	0.9%	23,558	21,315	2,243	10.5%
Less: Operating expenses and real estate taxes	241,751	229,553	12,198	5.3%	10,253	9,873	380	3.8%
Add: Straight-line ground rent expense [5]	898	941	(43)	(4.6)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$361,705	$368,748	$(7,043)	(1.9)%	$13,305	$11,442	$1,863	16.3%

	Partners' share of Consolidated Joint Ventures				BXP's Share 2, [6]
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Mar-18	31-Mar-17	Change	Change	31-Mar-18	31-Mar-17	Change	Change
Rental Revenue	$73,992	$70,373			$588,880	$574,372
Less: Termination income	—	1,972			1,357	3,733
Rental revenue (excluding termination income) [2]	73,992	68,401	$5,591	8.2%	587,523	570,639	$16,884	3.0%
Less: Operating expenses and real estate taxes	26,663	24,967	1,696	6.8%	225,341	214,459	10,882	5.1%
NOI (excluding termination income) 2, [3]	$47,329	$43,434	$3,895	9.0%	$362,182	$356,180	$6,002	1.7%

Rental revenue (excluding termination income) [2]	$73,992	$68,401	$5,591	8.2%	$587,523	$570,639	$16,884	3.0%
Less: Straight-line rent and fair value lease revenue	7,872	2,104	5,768	274.1%	27,913	19,075	8,838	46.3%
Add: Lease transaction costs that qualify as rent inducements [4]	—	—	—	—%	386	814	(428)	(52.6)%
Subtotal	66,120	66,297	(177)	(0.3)%	559,996	552,378	7,618	1.4%
Less: Operating expenses and real estate taxes	26,663	24,967	1,696	6.8%	225,341	214,459	10,882	5.1%
Add: Straight-line ground rent expense [5]	—	—	—	—%	898	941	(43)	(4.6)%
NOI - cash (excluding termination income) 2, [3]	$39,457	$41,330	$(1,873)	(4.5)%	$335,553	$338,860	$(3,307)	(1.0)%
___________________

[1]	Includes 100% share of consolidated joint ventures and excludes Salesforce Tower, which is not a Same Property.

[2]	For the Company's definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 46.

[3]
For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to net operating income (NOI) (excluding termination income) and NOI - cash (excluding termination income), see pages 8-9.

[4]
Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 7.

[5]
Excludes the straight-line impact of approximately $(46) and $(302) for the three months ended March 31, 2018 and 2017, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station. For additional information, see page 9.

[6]	BXP's Share represents consolidated plus the Company' share of unconsolidated joint ventures less the partners' share of consolidated joint ventures.

Q1 2018
Capital expenditures, tenant improvement costs and leasing commissions

(dollars in thousands, except PSF amounts)

CAPITAL EXPENDITURES

	Three Months Ended
	31-Mar-18	31-Dec-17
Maintenance capital expenditures	$20,970	$14,221
Planned capital expenditures associated with acquisition properties	—	—
Repositioning capital expenditures [1]	25,209	39,812
Hotel improvements, equipment upgrades and replacements	377	625
Subtotal	46,556	54,658
Add:
BXP's share of maintenance capital expenditures from unconsolidated joint ventures (JVs)	670	243
BXP's share of planned capital expenditures associated with acquisition properties from unconsolidated JVs	548	528
BXP's share of repositioning capital expenditures from unconsolidated JVs [2]	481	124
Less:
Partners' share of maintenance capital expenditures from consolidated JVs	1,660	2,021
Partners' share of planned capital expenditures associated with acquisition properties from consolidated JVs	—	—
Partners' share of repositioning capital expenditures from consolidated JVs	8,493	11,234
BXP's Share of Capital Expenditures [3]	$38,102	$42,298

2nd GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS [4]

	Three Months Ended
	31-Mar-18	31-Dec-17
Square feet	1,222,097	1,337,718
Tenant improvements and lease commissions PSF	$71.27	$65.82

___________________

[1]
For the three months ended March 31, 2018, amount includes capital expenditures related to the repositioning activities designed to enhance revenue potential at 1330 Connecticut Avenue in Washington, DC, 100 Federal Street (55% ownership) in Boston, MA, and 399 Park Avenue and 767 Fifth Avenue (the GM Building) (60% ownership) in New York City.

[2]	Includes capital expenditures related to the repositioning activities designed to enhance revenue potential at Metropolitan Square in Washington, DC.

[3]	For the Company's definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 46.

[4]	Includes 100% of unconsolidated joint ventures.

Q1 2018
Acquisitions and dispositions

For the period from January 1, 2018 through March 31, 2018
(dollars in thousands)

ACQUISITIONS

Investment
Property	Location	Date Acquired	Square Feet	Initial	Anticipated Future	Total	Leased (%)
None to date
Total Acquisitions			—	$—	$—	$—	—

DISPOSITIONS

Property	Location	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Gain
500 E Street, S.W. [1]	Washington, DC	January 9, 2018	262,202	$127,600	$116,120	$96,397
Total Dispositions			262,202	$127,600	$116,120	$96,397

___________________

[1]
On January 9, 2018, the Company completed the sale of its 500 E Street, S.W. property located in Washington, DC for a net contract sale price of approximately $118.6 million. After adjusting for outstanding lease related costs assumed by the buyer, the gross sale price was approximately $127.6 million.

Q1 2018
Construction in progress

as of March 31, 2018
(dollars in thousands)
CONSTRUCTION IN PROGRESS [1]

	Actual/Estimated				BXP's share
						Estimated Total Investment [2]		Amount Drawn at	Estimated Future Equity Requirement [2]		Percentage placed in-service [4]	Net Operating Income (Loss) [5] (BXP's share)
	Initial Occupancy	Stabilization Date		Square Feet	Investment to Date [2]		Total Financing			Percentage Leased [3]
Construction Properties			Location					3/31/2018
Office and Retail
Salesforce Tower (95% ownership) [6]	Q4 2017	Q3 2019	San Francisco, CA	1,400,000	$991,975	$1,073,500	$(25,389)	$(17,242)	$89,672	98%	18%	$631
The Hub on Causeway - Podium (50% ownership)	Q2 2019	Q4 2019	Boston, MA	385,000	69,872	141,870	102,300	7,646	—	88%	—%	N/A
145 Broadway	Q4 2019	Q4 2019	Cambridge, MA	485,000	122,722	375,000	—	—	252,278	98%	—%	N/A
Dock 72 (50% ownership)	Q1 2019	Q3 2020	Brooklyn, NY	670,000	113,554	204,900	125,000	30,434	—	33%	—%	N/A
17Fifty Presidents Street	Q2 2020	Q3 2020	Reston, VA	276,000	23,977	142,900	—	—	118,923	100%	—%	N/A
6595 Springfield Center Drive (TSA Headquarters)	Q3 2020	Q4 2020	Springfield, VA	634,000	60,157	313,700	—		253,543	98%	—%	N/A
20 CityPoint	Q3 2019	Q1 2021	Waltham, MA	211,000	23,407	97,000	—	—	73,593	52%	—%	N/A
7750 Wisconsin Avenue (Marriott International Headquarters) (50% ownership)	Q3 2022	Q3 2022	Bethesda, MD	740,000	44,145	211,100	—	—	166,955	100%	—%	N/A
Total Office Properties under Construction				4,801,000	$1,449,809	$2,559,970	$201,911	$20,838	$954,964	86%	12%	$631

Residential
Proto Kendall Square (280 units)	Q2 2018	Q2 2019	Cambridge, MA	152,000	$104,391	$140,170	$—	$—	$35,779	12%	—%	N/A
Proto Kendall Square - Retail				14,500	—	—	—	—	—	98%	—%	N/A
The Hub on Causeway - Residential (440 units) (50% ownership)	Q4 2019	Q4 2021	Boston, MA	320,000	36,648	153,500	—	—	116,852	N/A	—%	N/A
Signature at Reston (508 units)	Q1 2018	Q2 2020	Reston, VA	490,000	206,961	234,854	—	—	27,893	17%	56%	$(605)
Signature at Reston - Retail				24,600	—	—	—	—	—	81%	—	—
MacArthur Station Residences (402 units) [7]	Q2 2020	Q4 2021	Oakland, CA	324,000	15,824	263,600	—	—	247,776	N/A	—%	N/A
Total Residential Properties under Construction				1,325,100	$363,824	$792,124	$—	$—	$428,300	87%	33%	$(605)

Redevelopment Properties
191 Spring Street	Q4 2017	Q4 2018	Lexington, MA	171,000	$46,410	$53,920	$—	$—	$7,510	88%	46%	$539
One Five Nine East 53rd (55% ownership)	Q4 2019	Q4 2019	New York, NY	220,000	77,614	106,000	—	—	28,386	—%	—%	N/A
Total Redevelopment Properties under Construction				391,000	$124,024	$159,920	$—	$—	$35,896	38%	17%	$539

Total Properties Under Construction and Redevelopment				6,517,100	$1,937,657	$3,512,014	$201,911	$20,838	$1,419,160	83%	16%	$565

Q1 2018
Construction in progress (continued)

PROJECTS FULLY PLACED IN-SERVICE DURING 2018

	Actual/Estimated				BXP's Share
						Estimated		Amount	Estimated
	Initial	Stabilization		Square feet	Investment	Total	Total	Drawn at	Future Equity	Percentage	Net Operating
	Occupancy	Date	Location		to Date [2]	Investment [2]	Financing	3/31/2018	Requirement [2]	Leased [3]	Income [5]

None to date
Total Projects Placed In-Service				—	$—	$—	$—	$—	$—	—%	$—
_____________

[1]
A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and capitalized interest has commenced.

[2]	Includes income (loss) and interest carry on debt and equity investment.

[3]	Represents percentage leased as of April 22, 2018 including leases with future commencement dates and totals exclude residential units.

[4]	Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.

[5]
Amounts represent Net Operating Income (Loss) for the three months ended March 31, 2018. For the Company's definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 46.

[6]
Under the joint venture agreement, if the project is funded with 100% equity, the Company has agreed to fund 50% of its partner's equity requirement, structured as preferred equity. The Company will fund approximately $25.4 million at a rate of LIBOR plus 3.0% per annum and receive priority distributions from all distributions to its partner until the principal and interest are repaid. As of March 31, 2018, the Company has funded $17.2 million.

[7]	Project is subject to a 99-year ground lease (including extension options) with an option to purchase in the future.

Q1 2018
Land parcels and purchase options

as of March 31, 2018

OWNED LAND PARCELS

Location	Approximate Developable Square Feet
San Jose, CA [1]	2,199,000
Rockville, MD	759,000
Waltham, MA	605,000
Reston, VA	534,000
Washington, DC (50% ownership)	520,000
Springfield, VA	422,000
Santa Clara, CA [1]	414,000
Marlborough, MA	400,000
Dulles, VA	310,000
Annapolis, MD (50% ownership)	300,000
Gaithersburg, MD	240,000
Total	6,703,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

Location	Approximate Developable Square Feet
Princeton, NJ	1,650,000
Boston, MA	1,300,000
Cambridge, MA	623,000
Brooklyn, NY (50% ownership)	600,000
Boston, MA (50% ownership)	525,000
Washington, DC	482,000
San Francisco, CA	TBD
Total	5,180,000

___________________

[1]	Excludes the existing square footage related to in-service properties being held for future re-development listed on pages 19-22.

Q1 2018
Leasing activity

for the three months ended March 31, 2018

ALL IN-SERVICE PROPERTIES

Net (increase)/decrease in available space (SF)	Total
Vacant space available at the beginning of the period	4,039,528
Add:
Properties placed (and partially placed) in-service [1]	144,706
Leases expiring or terminated during the period	1,272,804
Total space available for lease	5,457,038

1st generation leases	171,384
2nd generation leases with new tenants	603,623
2nd generation lease renewals	618,474
Total space leased	1,393.481

Vacant space available for lease at the end of the period	4,063,557
Net (increase)/decrease in available space	(24,029)

Second generation leasing information: [2]
Leases commencing during the period (SF)	1,222,097
Weighted average lease term (months)	95
Weighted average free rent period (days)	121
Total transaction costs per square foot [3]	$71.27
Increase (decrease) in gross rents [4]	8.60%
Increase (decrease) in net rents [5]	12.89%

	All leases (SF)			Incr (decr) in 2nd generation cash rents		Total square feet of leases executed in the quarter [7]
	1st generation	2nd generation	total [6]	gross [4]	net [5]
Boston	10,616	329,048	339,664	43.15%	64.44%	410,015
New York	10,792	198,362	209,154	(15.61)%	(26.21)%	213,258
Los Angeles and San Francisco	144,706	276,596	421,302	7.70%	10.73%	161,896
Washington, DC	5,270	418,091	423,361	7.74%	12.65%	1,339,451
Total / Weighted Average	171,384	1,222,097	1,393,481	8.60%	12.89%	2,124,620

_____________

[1]	Total square feet of properties placed (and partially placed) in-service in Q1 2018 consist of 144,706 square feet at Salesforce Tower.

[2]
Second generation leases are defined as leases for space that had previously been leased by the Company. Of the 1,222,097 square feet of second generation leases that commenced in Q1 2018, leases for 922,711 square feet were signed in prior periods.

[3]	Total transaction costs include tenant improvements and leasing commissions and exclude free rent concessions.

[4]
Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 956,451 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying "swing space").

[5]
Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 956,451 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying "swing space").

[6]	Represents leases for which rental revenue recognition commenced in accordance with GAAP during the quarter.

[7]
Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter for which the Company recognized rental revenue in the current quarter is 374,084.

Q1 2018
Portfolio overview

for the three months ended March 31, 2018
(dollars in thousands)

Rentable square footage of in-service properties by location and unit type [1,2]

	Office	Retail	Residential	Hotel	Total
Boston	13,010,943	911,892	77,480	330,000	14,330,315
Los Angeles and San Francisco	6,851,693	355,749	—	—	7,207,442
New York	11,211,874	386,541	—	—	11,598,415
Washington, DC	9,619,449	681,184	329,195	—	10,629,828
Total	40,693,959	2,335,366	406,675	330,000	43,766,000
% of Total	92.98%	5.34%	0.93%	0.75%	100.00%

Rental revenue of in-service properties by unit type [1]

	Parking and other	Office	Retail	Residential	Hotel [3]	Total
Consolidated	$26,134	$561,149	$50,048	$3,513	$9,017	$649,861
Less:
Partners' share from consolidated joint ventures [4]	957	67,100	6,463	—	—	74,520
Add:
BXP's share from unconsolidated joint ventures [5]	2,316	23,001	998	—	—	26,315
BXP's Share of Rental revenue [1]	$27,493	$517,050	$44,583	$3,513	$9,017	$601,656
% of Total	4.57%	85.94%	7.41%	0.58%	1.50%	100.00%

Percentage of BXP's Share of net operating income (NOI) (excluding termination income) by location 1, [6]

	CBD	Suburban	Total
Boston	24.78%	7.35%	32.13%
Los Angeles and San Francisco	15.39%	3.33%	18.72%
New York	27.50%	2.53%	30.03%
Washington, DC	7.93%	11.19%	19.12%
Total	75.60%	24.40%	100.00%

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 46.

[2]	Includes 100% of the rentable square footage of the Company's In-Service Properties. For additional detail relating to the Company's In-Service Properties, see pages 19-22.

[3]	Excludes approximately $85 of revenue from retail tenants that is included in Retail.

[4]	For additional detail, see page 52.

[5]	For additional detail, see page 54.

[6]
BXP's Share of Net Operating Income (NOI) (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP's Share of NOI (excluding termination income), see page 8.

Q1 2018
Residential and hotel performance

(dollars in thousands)

RESULTS OF OPERATIONS

	Residential [1]		Hotel
	Three Months Ended		Three Months Ended
	31-Mar-18	31-Dec-17	31-Mar-18	31-Dec-17
Rental Revenue	$4,159	$4,136	$9,102	$11,744
Operating expenses and real estate taxes	2,272	1,539	8,073	8,117
Net Operating Income (NOI) [2]	1,887	2,597	1,029	3,627

Rental Revenue	$4,159	$4,136	$9,102	$11,744
Less: Straight line rent and fair value lease revenue	8	8	(6)	(6)
Subtotal	4,151	4,128	9,108	11,750
Less: Operating expenses and real estate taxes	2,272	1,539	8,073	8,117
NOI - cash basis [2]	$1,879	$2,589	$1,035	$3,633

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Three Months Ended		Percent
	31-Mar-18	31-Mar-17	Change
The Avant at Reston Town Center (359 units), Reston, VA [2,3]
Average Monthly Rental Rate	$2,347	$2,370	(0.97)%
Average Rental Rate Per Occupied Square Foot	$2.58	$2.58	—%
Average Physical Occupancy	94.06%	89.79%	4.76%
Average Economic Occupancy	93.12%	89.86%	3.63%

The Lofts at Atlantic Wharf (86 units), Boston, MA [2,3]
Average Monthly Rental Rate	$4,116	$4,167	(1.22)%
Average Rental Rate Per Occupied Square Foot	$4.61	$4.67	(1.28)%
Average Physical Occupancy	92.25%	93.80%	(1.65)%
Average Economic Occupancy	91.17%	96.60%	(5.62)%

Signature at Reston (508 units), Reston, VA [2,3,4]
Average Monthly Rental Rate	$5,148	$—	N/A
Average Rental Rate Per Occupied Square Foot	$2.41	$—	N/A
Average Physical Occupancy	9.58%	—%	N/A
Average Economic Occupancy	4.02%	—%	N/A

Boston Marriott Cambridge (437 rooms), Cambridge, MA [3,5]
Average Occupancy	81.00%	66.50%	21.80%
Average Daily Rate	$218.84	$219.87	(0.47)%
Revenue per available room	$177.34	$146.12	21.37%

_____________

[1]	Includes retail space and Signature at Reston, which is partially placed in-service.

[2]	For the Company's definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 46.

[3]	Excludes retail space.

[4]	This property was 56% placed in-service at March 31, 2018.

[5]	The hotel underwent a renovation project on all of its 437 rooms, which was completed during the three months ended September 30, 2017.

Q1 2018
In-service property listing

as of March 31, 2018

	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
BOSTON
Office
200 Clarendon Street	CBD Boston MA	1	1,764,608	96.6%	$63.76
100 Federal Street (55% ownership)	CBD Boston MA	1	1,241,467	93.5%	55.44
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,235,538	96.6%	61.41
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,455	97.3%	63.08
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,827	100.0%	70.38
Prudential Center (retail shops) [3,4]	CBD Boston MA	1	593,217	96.0%	89.07
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	506,476	94.3%	49.63
888 Boylston Street - The Prudential Center [5]	CBD Boston MA	1	363,320	91.6%	70.21
Star Market at the Prudential Center [3]	CBD Boston MA	1	57,235	100.0%	54.44
Subtotal		9	7,416,143	96.1%	$64.00

355 Main Street	East Cambridge MA	1	265,342	100.0%	$69.20
90 Broadway	East Cambridge MA	1	223,771	96.6%	53.64
255 Main Street	East Cambridge MA	1	215,986	92.4%	67.76
300 Binney Street	East Cambridge MA	1	195,191	100.0%	53.24
150 Broadway	East Cambridge MA	1	177,226	100.0%	48.16
105 Broadway	East Cambridge MA	1	152,664	100.0%	64.10
325 Main Street	East Cambridge MA	1	115,361	100.0%	50.43
250 Binney Street	East Cambridge MA	1	67,362	100.0%	44.05
University Place	Mid-Cambridge MA	1	195,282	100.0%	48.76
Subtotal		9	1,608,185	98.5%	$57.13

Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	997,209	90.3%	$41.68
Reservoir Place	Route 128 Mass Turnpike MA	1	526,985	97.6%	36.42
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	38.66
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	52.85
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,667	92.3%	37.30
230 CityPoint	Route 128 Mass Turnpike MA	1	298,890	92.2%	37.53
200 West Street	Route 128 Mass Turnpike MA	1	256,245	94.8%	37.59
10 CityPoint	Route 128 Mass Turnpike MA	1	241,199	96.8%	50.81
77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	47.46
1265 Main Street (50% ownership) [6]	Route 128 Mass Turnpike MA	1	114,969	100.0%	44.28
Reservoir Place North [5]	Route 128 Mass Turnpike MA	1	73,258	—%	—
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	41.37
Quorum Office Park	Route 128 Northwest MA	2	267,527	90.0%	19.78
Lexington Office Park	Route 128 Northwest MA	2	166,693	67.9%	29.19
91 Hartwell Avenue	Route 128 Northwest MA	1	119,216	93.8%	29.51
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	41.50
33 Hayden Avenue	Route 128 Northwest MA	1	80,872	100.0%	40.82
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	28.57
164 Lexington Road	Route 128 Northwest MA	1	64,140	—%	—
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	42.77
181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	39.50
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	41.26
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	43.66
The Point [3]	Route 128 Northwest MA	1	16,300	84.7%	57.73
Subtotal		31	4,884,630	91.7%	$39.80

Boston Office Total:		49	13,908,958	94.8%	$54.91

Residential
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,097
Boston Residential Total:		1	87,097
Hotel
Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260
Boston Hotel Total:		1	334,260

Boston Total:		51	14,330,315

Q1 2018
In-service property listing (continued)

as of March 31, 2018

	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
LOS ANGELES AND SAN FRANCISCO
Office
Colorado Center (50% ownership) [6]	West Los Angeles CA	6	1,117,506	87.7%	$59.35
Subtotal		6	1,117,506	87.7%	$59.35

Embarcadero Center Four	CBD San Francisco CA	1	939,039	87.8%	$70.41
Embarcadero Center One	CBD San Francisco CA	1	832,911	83.6%	63.42
Embarcadero Center Two	CBD San Francisco CA	1	789,388	95.8%	68.51
Embarcadero Center Three	CBD San Francisco CA	1	781,711	88.8%	62.08
680 Folsom Street	CBD San Francisco CA	2	524,793	98.9%	62.13
535 Mission Street	CBD San Francisco CA	1	307,235	100.0%	75.61
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	74.03
Subtotal		8	4,201,157	91.0%	$66.54

601 and 651 Gateway	South San Francisco CA	2	506,279	100.0%	$42.83
611 Gateway	South San Francisco CA	1	260,197	33.1%	40.70
Mountain View Research Park	Mountain View CA	15	542,289	93.9%	47.89
2440 West El Camino Real	Mountain View CA	1	141,392	100.0%	67.88
453 Ravendale Drive	Mountain View CA	1	29,620	65.7%	39.06
3625-3635 Peterson Way [7]	Santa Clara CA	1	218,366	100.0%	23.11
North First Business Park [7]	San Jose CA	5	190,636	67.7%	25.30
Subtotal		26	1,888,779	85.2%	$42.40

Los Angeles and San Francisco Total:		40	7,207,442	89.0%	$59.37

NEW YORK
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,857,256	90.7%	$151.78
399 Park Avenue	Park Avenue NY	1	1,692,583	69.5%	90.20
601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,436,757	98.7%	98.23
599 Lexington Avenue	Park Avenue NY	1	1,062,481	94.1%	91.31
Times Square Tower (55% ownership)	Times Square NY	1	1,248,215	96.2%	79.09
250 West 55th Street	Times Square / West Side NY	1	981,143	95.3%	89.98
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,592	96.9%	130.37
540 Madison Avenue (60% ownership) [6]	Fifth/Madison Avenue NY	1	283,747	84.5%	98.96
Subtotal		8	8,917,774	89.7%	$105.03

One Tower Center	East Brunswick NJ	1	412,997	35.1%	$30.58
Subtotal		1	412,997	35.1%	$30.58

510 Carnegie Center	Princeton NJ	1	234,160	100.0%	$35.69
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	33.47
210 Carnegie Center	Princeton NJ	1	159,468	100.0%	35.80
212 Carnegie Center	Princeton NJ	1	151,547	56.6%	35.07
214 Carnegie Center	Princeton NJ	1	148,942	59.2%	37.63
506 Carnegie Center	Princeton NJ	1	140,312	29.9%	40.38
508 Carnegie Center	Princeton NJ	1	134,433	100.0%	35.20
202 Carnegie Center	Princeton NJ	1	134,381	82.5%	38.43
804 Carnegie Center	Princeton NJ	1	130,000	100.0%	37.10
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	32.53
101 Carnegie Center	Princeton NJ	1	121,620	100.0%	36.79
502 Carnegie Center	Princeton NJ	1	121,460	71.8%	36.53
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	40.02
104 Carnegie Center	Princeton NJ	1	102,830	38.2%	36.54
103 Carnegie Center [5]	Princeton NJ	1	96,332	78.9%	31.82
105 Carnegie Center	Princeton NJ	1	69,955	48.6%	33.89
302 Carnegie Center	Princeton NJ	1	64,926	100.0%	34.25
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	34.11
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	34.28
Subtotal		18	2,267,644	82.2%	$35.81

New York Total:		27	11,598,415	86.3%	$91.04

Q1 2018
In-service property listing (continued)

as of March 31, 2018

	Sub Market	Number of Buildings	Square Feet	Leased % [1]		Annualized Rental Obligations Per Leased SF [2]
WASHINGTON, DC
Office
Capital Gallery	Southwest Washington DC	1	631,029	100.0%		$60.55
Metropolitan Square (20% ownership) [6]	East End Washington DC	1	606,927	74.8%		63.67
901 New York Avenue (25% ownership) [6]	East End Washington DC	1	539,435	90.9%		67.83
601 Massachusetts Avenue	East End Washington DC	1	478,818	97.5%		78.77
Market Square North (50% ownership) [6]	East End Washington DC	1	416,043	78.0%		67.37
2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	100.0%		92.69
1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%		47.81
1330 Connecticut Avenue	CBD Washington DC	1	251,934	87.2%		43.97
Sumner Square	CBD Washington DC	1	208,892	98.5%		52.38
500 North Capitol Street, N.W. (30% ownership) [6]	Capitol Hill Washington DC	1	230,860	100.0%		70.81
Subtotal		10	4,138,140	91.8%		$66.58

South of Market	Reston VA	3	623,666	99.4%		$58.22
Fountain Square	Reston VA	2	497,754	89.3%		51.77
One Freedom Square	Reston VA	1	432,585	92.8%		50.94
Two Freedom Square	Reston VA	1	421,757	86.2%		50.50
One and Two Discovery Square	Reston VA	2	366,990	96.7%		46.80
One Reston Overlook	Reston VA	1	319,519	96.2%		40.86
Reston Corporate Center	Reston VA	2	261,046	100.0%		42.37
Democracy Tower	Reston VA	1	259,441	100.0%		63.30
Fountain Square Retail [3]	Reston VA	1	223,030	96.1%		57.39
Two Reston Overlook	Reston VA	1	134,615	100.0%		40.09
Subtotal		15	3,540,403	95.0%		$51.24

Wisconsin Place Office	Montgomery County MD	1	299,186	99.0%		$52.35
2600 Tower Oaks Boulevard	Montgomery County MD	1	179,421	50.2%		29.44
New Dominion Technology Park - Building Two	Herndon VA	1	257,400	100.0%		42.62
New Dominion Technology Park - Building One	Herndon VA	1	235,201	100.0%		35.52
Kingstowne Two	Springfield VA	1	156,251	80.2%		39.12
Kingstowne One	Springfield VA	1	151,483	83.3%		40.86
7601 Boston Boulevard	Springfield VA	1	114,028	100.0%		19.00
7435 Boston Boulevard	Springfield VA	1	103,557	83.4%		23.18
8000 Grainger Court	Springfield VA	1	88,775	100.0%		21.34
Kingstowne Retail [3]	Springfield VA	1	88,288	97.1%		36.59
7500 Boston Boulevard	Springfield VA	1	79,971	100.0%		16.85
7501 Boston Boulevard	Springfield VA	1	75,756	100.0%		29.56
7450 Boston Boulevard	Springfield VA	1	62,402	100.0%		15.94
7374 Boston Boulevard	Springfield VA	1	57,321	100.0%		18.22
8000 Corporate Court	Springfield VA	1	52,539	100.0%		14.85
7451 Boston Boulevard	Springfield VA	1	45,615	67.4%		26.57
7300 Boston Boulevard	Springfield VA	1	32,000	—%		—
7375 Boston Boulevard	Springfield VA	1	26,865	100.0%		26.40
Annapolis Junction Building Seven (50% ownership) [6]	Anne Arundel County MD	1	127,229	100.0%		35.84
Annapolis Junction Building Eight (50% ownership) [6]	Anne Arundel County MD	1	125,685	—%		—
Annapolis Junction Building Six (50% ownership) [6]	Anne Arundel County MD	1	119,339	75.2%		31.03
Annapolis Junction Building One (50% ownership) [6]	Anne Arundel County MD	1	117,599	39.2%		95.76
Subtotal		22	2,595,911	83.0%		$35.49

Washington, DC Office Total:		47	10,274,454	90.6%		$53.83

Residential
The Avant at Reston Town Center (359 units)		1	355,374
Washington, DC Residential Total:		1	355,374

Washington, DC Total:		48	10,629,828

Total In-Service Properties:		166	43,766,000	90.5%	[8]	$64.68	[8]

Q1 2018
In-service property listing (continued)

_____________

[1]	Represents signed leases for which revenue recognition has commenced in accordance with GAAP.

[2]	For the Company's definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 46.

[3]	This is a retail property.

[4]	Includes approximately 54,000 square feet of retail space, that was a part of 888 Boylston Street during development, that is excluded from the Same Property analysis.

[5]	Not included in the Same Property analysis.

[6]	This is an unconsolidated joint venture property.

[7]	Property held for redevelopment.

[8]	Excludes Hotel and Residential properties. For additional detail, see page 18.

Q1 2018
Top 20 tenants listing and portfolio tenant diversification

as of March 31, 2018
TOP 20 TENANTS [1]

No.	Tenant	BXP's Share of Annualized Rental Obligations
1	Arnold & Porter Kaye Scholer	3.26%
2	US Government	2.15%
3	Biogen	1.91%
4	Kirkland & Ellis	1.81%
5	Shearman & Sterling	1.71%
6	Ropes & Gray	1.54%
7	Google	1.32%
8	O'Melveny & Myers	1.23%
9	Wellington Management	1.20%
10	Bank of America	1.16%
11	Weil Gotshal & Manges	1.12%
12	Aramis (Estee Lauder)	1.00%
13	Mass Financial Services	0.95%
14	Morrison & Foerster	0.84%
15	Hunton & Williams	0.84%
16	WeWork	0.82%
17	Citibank	0.81%
18	Starr Indemnity & Liability Co.	0.79%
19	Genentech	0.78%
20	Smithsonian Institution	0.77%
	BXP's Share of Annualized Rental Obligations	26.01%
	BXP's Share of Square Feet	21.93%
NOTABLE SIGNED DEALS [2]

Tenant	Property	Square Feet
salesforce.com [3]	Salesforce Tower	886,000
Fannie Mae	Reston Gateway	850,000
Marriott International [4]	7750 Wisconsin Avenue	722,000
US Government	6595 Springfield Center Drive	625,000
Akamai Technologies	145 Broadway	477,000
Wilmer Cutler Pickering Hale	2100 Pennsylvania Avenue	287,000
TENANT DIVERSIFICATION [1]

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 46.

[2]	Represents leases signed with occupancy commencing in the future.

[3]	As of March 31, 2018, approximately 150,000 square feet has been placed in-service.

[4]	Subject to adjustment based on final building design, which is currently estimated to be approximately 740,000 rentable square feet, see page 13.

Q1 2018
Occupancy by location

as of March 31, 2018

TOTAL IN-SERVICE OFFICE PROPERTIES [1] - Quarter-over-Quarter

	CBD		Suburban		Total
Location	31-Mar-18	31-Dec-17	31-Mar-18	31-Dec-17	31-Mar-18	31-Dec-17
Boston	96.5%	95.3%	91.7%	91.9%	94.8%	94.1%
Los Angeles and San Francisco	90.3%	91.3%	85.2%	83.6%	89.0%	89.3%
New York	89.7%	90.3%	75.0%	75.5%	86.3%	86.9%
Washington, DC	91.8%	92.0%	89.9%	90.8%	90.6%	91.3%
Total Portfolio	92.4%	92.4%	87.3%	87.7%	90.5%	90.7%

SAME PROPERTY OFFICE PROPERTIES [1,2] - Year-over-Year

	CBD		Suburban		Total
Location	31-Mar-18	31-Mar-17	31-Mar-18	31-Mar-17	31-Mar-18	31-Mar-17
Boston	96.9%	91.7%	93.1%	90.2%	95.6%	91.2%
Los Angeles and San Francisco	90.3%	90.7%	85.2%	88.1%	89.0%	90.0%
New York	89.7%	94.3%	74.8%	76.7%	86.4%	90.4%
Washington, DC	91.8%	90.9%	89.9%	89.0%	90.6%	89.8%
Total Portfolio	92.4%	92.3%	87.8%	87.2%	90.8%	90.4%

_____________

[1]	Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential units and hotel.

[2]	For the Company's definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 46.

Q1 2018
Capital structure

(in thousands, except percentages)

CONSOLIDATED DEBT

Aggregate Principal
Mortgage Notes Payable	$3,008,628
Unsecured Line of Credit	115,000
Unsecured Term Loan	—
Unsecured Senior Notes, at face value	7,300,000
Outstanding Principal	10,423,628
Discount on Unsecured Senior Notes	(17,232)
Deferred Financing Costs, Net	(67,083)
Consolidated Debt	$10,339,313
MORTGAGE NOTES PAYABLE

		Interest Rate
Property	Maturity Date	GAAP	Stated	Outstanding Principal
New Dominion Technology Park, Building One	January 15, 2021	7.84%	7.69%	$31,422
University Place	August 1, 2021	6.99%	6.94%	7,003
601 Lexington Avenue (55% ownership)	April 10, 2022	4.79%	4.75%	670,203
767 Fifth Avenue (The GM Building) (60% ownership)	June 9, 2027	3.64%	3.43%	2,300,000
Total				$3,008,628
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED SENIOR NOTES [1]

	Maturity Date	Effective Yield (on issue date)	Coupon	Outstanding Principal
10 Year Unsecured Senior Notes	October 15, 2019	5.97%	5.88%	$700,000
10 Year Unsecured Senior Notes	November 15, 2020	5.71%	5.63%	700,000
10 Year Unsecured Senior Notes	May 15, 2021	4.29%	4.13%	850,000
11 Year Unsecured Senior Notes	February 1, 2023	3.95%	3.85%	1,000,000
10.5 Year Unsecured Senior Notes	September 1, 2023	3.28%	3.13%	500,000
10.5 Year Unsecured Senior Notes	February 1, 2024	3.92%	3.80%	700,000
7 Year Unsecured Senior Notes	January 15, 2025	3.35%	3.20%	850,000
10 Year Unsecured Senior Notes	February 1, 2026	3.77%	3.65%	1,000,000
10 Year Unsecured Senior Notes	October 1, 2026	3.50%	2.75%	1,000,000
				$7,300,000
CAPITALIZATION

	Shares/Units	Common Stock	Equivalent
	Outstanding	Equivalents	Value [2]
Common Stock	154,362	154,362	$19,020,486
Common Operating Partnership Units	17,827	17,827	2,196,643
5.25% Series B Cumulative Redeemable Preferred Stock (callable on or after March 27, 2018)	80	—	200,000
Total Equity		172,189	$21,417,129

Consolidated Debt (A)			$10,339,313
Add: BXP's share of unconsolidated joint venture debt [3]			622,207
Less: Partners' share of consolidated debt [4]			1,208,154
BXP's Share of Debt [5] (B)			$9,753,366

Consolidated Market Capitalization (C)			$31,756,442
BXP's Share of Market Capitalization [5] (D)			$31,170,495
Consolidated Debt/Consolidated Market Capitalization (A÷C)			32.56%
BXP's Share of Debt/BXP's Share of Market Capitalization [5] (B÷D)			31.29%
_____________

[1]	All unsecured senior notes are rated A- (stable), BBB+ (stable) and Baa1 (stable) by S&P, Fitch and Moody's, respectively.

[2]	Values based on March 29, 2018 closing price of $123.22 per share of common stock, except the Series B Preferred Stock is valued at its fixed liquidation preference.

[3]	Amount is calculated based on the Company's percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 32.

[4]	Amount is calculated based on the outside partners' percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 30.

[5]	For the Company's definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 46.

Q1 2018
Debt analysis [1]

as of March 31, 2018
(dollars in thousands)

UNSECURED CREDIT FACILITY - MATURES APRIL 24, 2022

	Facility	Outstanding at March 31, 2018	Letters of Credit	Remaining Capacity at March 31, 2018
Unsecured Line of Credit	$1,500,000	$115,000	$1,610	$1,383,390
Unsecured Term Loan [2]	$500,000	$—	N/A	$500,000

UNSECURED AND SECURED DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [3]	Maturity (years)
Unsecured Debt	71.23%	4.04%	4.13%	5.4
Secured Debt	28.77%	3.78%	3.95%	8.0
Consolidated Debt	100.00%	3.97%	4.08%	6.1

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [3]	Maturity (years)
Floating Rate Debt	1.11%	2.62%	2.73%	4.1
Fixed Rate Debt	98.89%	3.98%	4.09%	6.1
Consolidated Debt	100.00%	3.97%	4.08%	6.1

_____________

[1]	Excludes unconsolidated joint ventures. For information on BXP's share of unconsolidated joint venture debt, see page 32.

[2]	On April 24, 2018, the Company drew down the entire Unsecured Term Loan.

[3]	The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges and the effects of hedging transactions.

Q1 2018
Senior unsecured debt covenant compliance ratios

In the fourth quarter of 2002, the Company's Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the "Indenture"), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.
This section presents such ratios as of March 31, 2018 to show that the Company's Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company's financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture.

COVENANT RATIOS AND RELATED DATA

		Senior Notes Issued Prior to December 4, 2017	Senior Notes issued On or After December 4, 2017
	Test	Actual
Total Outstanding Debt/Total Assets [1]	Less than 60%	41.30%	38.10%
Secured Debt/Total Assets	Less than 50%	13.70%	12.60%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	4.19	4.19
Unencumbered Assets/ Unsecured Debt	Greater than 150%	276.40%	300.50%

_____________

[1]
Capitalized Property Value for senior notes issued prior to December 4, 2017 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized property value for senior notes issued on or after December 4, 2017 is determined for each property and is the greater of (a) annualized EBITDA capitalized at 7.0% and (b) the undepreciated book value as determined under GAAP.

Q1 2018
Debt to EBITDAre

(dollars in thousands)
Reconciliation of BXP's Share of EBITDAre and BXP's Share of EBITDAre – cash [1]

	Three Months Ended
	31-Mar-18	31-Dec-17
Net income attributable to Boston Properties, Inc. common shareholders	$176,021	$103,829
Add:
Preferred dividends	2,625	2,625
Noncontrolling interest - common units of the Operating Partnership	20,432	11,884
Noncontrolling interest in property partnerships	17,234	13,865
Less:
Gains on sales of real estate	96,397	872
Income before gains on sales of real estate	119,915	131,331
Add:
Interest expense	90,220	91,772
Losses from early extinguishments of debt	—	13,858
Depreciation and amortization	165,797	154,259
Less:
Income from unconsolidated joint ventures	461	4,197
Add:
BXP's share of EBITDAre from unconsolidated joint ventures [2]	16,294	16,790
EBITDAre [1]	391,765	403,813
Less:
Partners' share of EBITDAre from consolidated joint ventures [3]	48,372	46,037
BXP's Share of EBITDAre [1] (A)	343,393	357,776
Add:
Stock-based compensation expense	14,772	8,101
Straight-line ground rent expense adjustment	852	898
BXP's Share of lease transaction costs that qualify as rent inducements [1]	386	694
Less:
BXP's Share of non-cash termination income adjustment (fair value lease amounts) [1]	—	—
BXP's Share of straight-line rent [1]	22,662	21,814
BXP's Share of fair value lease revenue [1]	4,289	4,416
BXP's Share of EBITDAre – cash [1]	$332,452	$341,239

BXP's Share of EBITDAre (Annualized) [4] (A x 4)	$1,373,572	$1,431,104

Reconciliation of BXP's Share of Net Debt [1]

	31-Mar-18	31-Dec-17
Consolidated debt	$10,339,313	$10,271,611
Add:
Special dividend payable	—	—
Less:
Cash and cash equivalents	294,571	434,767
Cash held in escrow for 1031 exchange	115,440	—
Net debt [1]	9,929,302	9,836,844
Add:
BXP's share of unconsolidated joint venture debt [2]	622,207	604,845
Partners' share of cash and cash equivalents from consolidated joint ventures	107,306	128,143
Less:
BXP's share of cash and cash equivalents from unconsolidated joint ventures	71,515	59,772
Partners' share of consolidated joint venture debt [3]	1,208,154	1,209,280
BXP's Share of Net Debt [1] (B)	$9,379,146	$9,300,780

BXP's Share of Net Debt to BXP's Share of EBITDAre (Annualized) (B÷A)	6.83	6.50
_____________

[1]	For the Company's definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 46.

[2]	For disclosures related to the calculation of BXP's share from unconsolidated joint ventures for the three months ended March 31, 2018, see pages 32 and 53.

[3]	For disclosures related to the calculation of Partners' share from consolidated joint ventures for the three months ended March 31, 2018, see pages 30 and 52.

[4]	BXP's Share of EBITDAre is annualized and calculated as the product of such amount for the quarter multiplied by four (4).

Q1 2018
Debt ratios

(in thousands, except for ratio amounts)

INTEREST COVERAGE RATIO 1

	Three Months Ended
	31-Mar-18	31-Dec-17
BXP's Share of interest expense [1]	$85,371	$86,554
Less:
BXP's Share of hedge amortization [1]	1,435	1,458
BXP's Share of amortization of financing costs [1]	2,791	2,844
Add:
Losses from early extinguishments of debt	—	13,858
Adjusted interest expense excluding capitalized interest (A)	81,145	96,110
Add:
BXP's Share of capitalized interest [1]	16,504	17,100
Adjusted interest expense including capitalized interest (B)	$97,649	$113,210

BXP's Share of EBITDAre – cash [1,2] (C)	$332,452	$341,239

Interest Coverage Ratio (excluding capitalized interest) (C÷A)	4.10	3.55
Interest Coverage Ratio (including capitalized interest) (C÷B)	3.40	3.01

FIXED CHARGE COVERAGE RATIO 1

	Three Months Ended
	31-Mar-18	31-Dec-17
BXP's Share of interest expense [1]	$85,371	$86,554
Less:
BXP's Share of hedge amortization [1]	1,435	1,458
BXP's Share of amortization of financing costs [1]	2,791	2,844
Add:
Losses from early extinguishments of debt	—	13,858
BXP's Share of capitalized interest [1]	16,504	17,100
BXP's Share of maintenance capital expenditures [1]	19,980	12,443
Hotel improvements, equipment upgrades and replacements	377	625
Preferred dividends/distributions	2,625	2,625
Total Fixed Charges (A)	$120,631	$128,903

BXP's Share of EBITDAre – cash [1,2] (B)	$332,452	$341,239
Fixed Charge Coverage Ratio (B÷A)	2.76	2.65

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 46.

[2]	For a qualitative reconciliation of BXP's Share of EBITDAre – cash, see page 28.

Q1 2018
Consolidated joint ventures

as of March 31, 2018
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

		Norges Joint Ventures [1]
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd
	767 Fifth Avenue	100 Federal Street		Total Consolidated
ASSETS	(The GM Building) [1]	Atlantic Wharf Office	Salesforce Tower [1]	Joint Ventures

Real estate, net	$3,248,863	$2,160,175	$1,006,609	$6,415,647
Cash and cash equivalents	135,985	115,798	16,059	267,842
Other assets	309,459	322,413	35,078	666,950
Total assets	$3,694,307	$2,598,386	$1,057,746	$7,350,439

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,267,860	$668,865	$—	$2,936,725
Other liabilities	154,561	78,311	95,785	328,657
Total liabilities	2,422,421	747,176	95,785	3,265,382
Equity:
Boston Properties, Inc.	764,272	842,344	937,297	2,543,913
Noncontrolling interests	507,614	1,008,866	24,664	1,541,144	[2]
Total equity	1,271,886	1,851,210	961,961	4,085,057
Total liabilities and equity	$3,694,307	$2,598,386	$1,057,746	$7,350,439

BXP's nominal ownership percentage	60%	55%	95%

Partners' share of cash and cash equivalents [3]	$54,394	$52,109	$803	$107,306

Partners' share of consolidated debt [3]	$907,165	$300,989	$—	$1,208,154

_____________

[1]	Certain balances contain amounts that eliminate in consolidation.

[2]	Amount excludes preferred shareholders' capital of approximately $0.1 million.

[3]	Amounts represent the partners' share based on their respective ownership percentage.

Q1 2018
Consolidated joint ventures (continued)

as of March 31, 2018
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd
	767 Fifth Avenue	100 Federal Street		Total Consolidated
	(The GM Building)	Atlantic Wharf Office	Salesforce Tower	Joint Ventures
Revenue
Rent	$53,570	$71,579	$3,344	$128,493
Straight-line rent	2,688	11,199	(1,375)	12,512
Fair value lease revenue	4,117	236	—	4,353
Termination income	—	5	—	5
Base Rent	60,375	83,019	1,969	145,363
Recoveries from tenants	12,649	15,234	813	28,696
Parking and other	760	1,449	23	2,232
Total rental revenue	73,784	99,702	2,805	176,291
Expenses
Operating	28,691	34,142	2,173	65,006
Net Operating Income (NOI)	45,093	65,560	632	111,285

Other income (expense)
Development and management services revenue	430	655	431	1,516
Interest and other income	393	394	26	813
Interest expense	(20,451)	(6,796)	—	(27,247)
Depreciation and amortization expense	(22,677)	(20,397)	(463)	(43,537)
Other	—	—	—	—
Subtotal	(42,305)	(26,144)	(6)	(68,455)
Net income	$2,788	$39,416	$626	$42,830

FUNDS FROM OPERATIONS (FFO)

BXP's nominal ownership percentage	60%	55%	95%

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd
	767 Fifth Avenue	100 Federal Street		Total Consolidated
Reconciliation of Partners' share of FFO	(The GM Building)	Atlantic Wharf Office	Salesforce Tower	Joint Ventures
Net income/(loss)	$2,788	$39,416	$626	$42,830
Add: Depreciation and amortization expense	22,677	20,397	463	43,537
Entity FFO	$25,465	$59,813	$1,089	$86,367

Partners' NCI [1]	$462	$16,936	$(164)	$17,234
Partners' share of depreciation and amortization expense after BXP's basis differential [1]	9,049	9,152	20	18,221
Partners' share FFO [1]	$9,511	$26,088	$(144)	$35,455

Reconciliation of BXP's share of FFO
BXP's share of net income/(loss) adjusted for partners' NCI	$2,326	$22,480	$790	$25,596
Depreciation and amortization expense - BXP's basis difference	55	60	64	179
BXP's share of depreciation and amortization expense	13,573	11,185	379	25,137
BXP's share of FFO	$15,954	$33,725	$1,233	$50,912
_____________

[1]	Amounts represent the partners' share based on their respective ownership percentage and is adjusted for basis differentials and the allocations of management and other fees and interest to BXP.

Q1 2018
Unconsolidated joint ventures [1]

as of March 31, 2018
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	BXP's Nominal		Mortgage/Construction Loans Payable, Net		Interest Rate
Property	Ownership	Net Equity		Maturity Date	Stated	GAAP [2]
540 Madison Avenue	60.00%	$66,259	$71,979	June 5, 2018	3.10%	3.27%
Colorado Center	50.00%	254,226	274,519	August 9, 2027	3.56%	3.58%
Dock 72	50.00%	71,582	25,716	December 18, 2020	3.94%	5.08%
The Hub on Causeway - Podium	50.00%	67,883	5,994	September 6, 2021	3.97%	4.44%
The Hub on Causeway - Residential [3]	50.00%	29,752	—	—	—%	—%
The Hub on Causeway - Hotel Air Rights	50.00%	1,751	—	—	—%	—%
1001 6th Street	50.00%	42,636	—	—	—%	—%
7750 Wisconsin Avenue	50.00%	67,404	—	—	—%	—%
Annapolis Junction	50.00%	17,974	—	—	—%	—%
Annapolis Junction Building One [4]	50.00%	—	19,775	March 31, 2018	7.35%	7.52%
Annapolis Junction Building Six	50.00%	—	6,729	November 17, 2018	3.95%	4.13%
Annapolis Junction Building Seven and Eight	50.00%	—	17,881	December 7, 2019	3.95%	4.23%
1265 Main Street	50.00%	4,539	19,576	January 1, 2032	3.77%	3.84%
Market Square North	50.00%	(7,811)	60,160	October 1, 2020	4.85%	4.91%
Wisconsin Place Parking Facility	33.33%	39,340	—	—	—%	—%
500 North Capitol Street, N.W.	30.00%	(4,129)	31,408	June 6, 2023	4.15%	4.20%
901 New York Avenue	25.00%	(13,262)	55,949	January 5, 2025	3.61%	3.69%
Metropolitan Square	20.00%	3,372	32,521	May 5, 2020	5.75%	5.81%
		641,516
Investments with deficit balances reflected within Other Liabilities		25,202
Investment in Joint Ventures		$666,718
Mortgage/Construction Loans Payable, Net			$622,207

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rate	GAAP Rate [2]	Maturity (years)
Floating Rate Debt	23.8%	3.99%	4.36%	0.9
Fixed Rate Debt	76.2%	3.93%	3.97%	7.6
Total Debt	100.00%	3.94%	4.06%	6.0
_____________

[1]	Amounts represent the Company's share based on its ownership percentage.

[2]	The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, which includes mortgage recording fees.

[3]	On April 19, 2018, the joint venture obtained construction financing with a total commitment of $180.0 million.

[4]
The joint venture has been in default of this loan since April 11, 2016. The cash flows generated from the property are insufficient to fund debt service payments and capital improvements necessary to lease and operate the property and the joint venture is not prepared to fund additional cash shortfalls at this time. Consequently, the joint venture is not current on making debt service payments and remains in default.

Q1 2018
Unconsolidated joint ventures (continued)

for the three months ended March 31, 2018
(unaudited and dollars in thousands)
RESULTS OF OPERATIONS

	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place Parking Facility	Annapolis Junction [1]	500 North Capitol Street, N.W.	Colorado Center		1265 Main Street	Other Joint Ventures [2]	Total Unconsolidated Joint Ventures
Revenue
Rent	$5,843	$4,337	$5,959	$6,802		$25	$2,486	$2,863	$11,505		$994	$1,547	$42,361
Straight-line rent	17	294	(170)	316		—	64	15	2,680		—	(1,450)	1,766
Fair value lease revenue	—	—	—	—		—	—	—	96		—	—	96
Base rent	5,860	4,631	5,789	7,118		25	2,550	2,878	14,281		994	97	44,223
Recoveries from tenants	576	938	924	1,289		268	426	1,248	500		350	—	6,519
Parking and other	32	208	660	418		964	58	126	2,546		—	279	5,291
Total rental revenue	6,468	5,777	7,373	8,825		1,257	3,034	4,252	17,327		1,344	376	56,033
Expenses
Operating	3,700	2,368	3,714	3,527		598	1,563	1,313	5,348		355	363	22,849
Net Operating Income/(Loss)	2,768	3,409	3,659	5,298		659	1,471	2,939	11,979		989	13	33,184

Other income/(expense)
Development and management services revenue	30	3	15	—		—	—	—	2		1	—	51
Interest and other income	44	47	6	25		—	48	14	69		—	133	386
Interest expense	(981)	(1,485)	(2,210)	(2,075)		—	(1,264)	(1,104)	(4,925)		(380)	—	(14,424)
Depreciation and amortization expense	(1,941)	(1,021)	(1,868)	(1,504)		(1,375)	(1,058)	(944)	(4,617)		(397)	—	(14,725)
Subtotal	(2,848)	(2,456)	(4,057)	(3,554)		(1,375)	(2,274)	(2,034)	(9,471)		(776)	133	(28,712)
Net income/(loss)	$(80)	$953	$(398)	$1,744		$(716)	$(803)	$905	$2,508		$213	$146	$4,472

BXP's nominal ownership percentage	60%	50%	20%	25%		33.33%	50%	30%	50%		50%	50%

Reconciliation of BXP's share of Funds from Operations (FFO)
BXP's share of net income/(loss)	$(48)	$477	$(80)	$471	[3]	$(239)	$(402)	$272	$1,254		$107	$14	$1,826
Basis differential
Straight-line rent	$—	$—	$—	$—		$—	$—	$—	$680	[4]	$—	$—	$680
Fair value lease revenue	—	—	—	—		—	—	—	404	[4]	—	—	404
Depreciation and amortization expense	162	(42)	5	(15)		(8)	(27)	—	(2,516)	[4]	(8)	—	(2,449)
Total basis differential [5]	162	(42)	5	(15)		(8)	(27)	—	(1,432)	[4]	(8)	—	(1,365)
Income/(loss) from unconsolidated joint ventures	114	435	(75)	456	[3]	(247)	(429)	272	(178)		99	14	461
Add:
BXP's share of depreciation and amortization expense	1,003	552	369	1,188	[3]	466	555	283	4,822		206	—	9,444
BXP's share of FFO	$1,117	$987	$294	$1,644		$219	$126	$555	$4,644		$305	$14	$9,905

_____________

[1]	Annapolis Junction includes four in-service properties and two undeveloped land parcels.

[2]	Includes The Hub on Causeway, 1001 6th Street, Dock 72 and 7750 Wisconsin Avenue. During the three months ended March 31, 2018, The Hub on Causeway - Hotel Air Rights was placed in-service.

[3]	Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

[4]	The Company's purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this venture.

[5]	Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.

Q1 2018
Lease expirations - All in-service properties[1,2,3]

as of March 31, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to					Percentage of
Expiration	Expiring Leases	$	$/PSF	$	$/PSF	Total Square Feet
2018	1,015,126	60,242,543	59.34	60,731,352	59.83	2.49%	[4]
2019	3,224,872	171,148,406	53.07	173,543,609	53.81	7.92%
2020	4,030,768	247,249,787	61.34	252,623,492	62.67	9.91%
2021	3,767,325	203,926,107	54.13	214,682,851	56.99	9.26%
2022	4,024,473	249,773,368	62.06	260,325,263	64.69	9.89%
2023	1,793,172	101,517,717	56.61	114,860,914	64.05	4.41%
2024	3,060,227	181,508,796	59.31	197,130,003	64.42	7.52%
2025	2,390,050	141,621,076	59.25	157,895,838	66.06	5.87%
2026	2,666,936	201,257,602	75.46	221,597,496	83.09	6.55%
2027	1,441,823	93,447,765	64.81	109,660,912	76.06	3.54%
Thereafter	9,373,374	661,841,364	70.61	853,544,793	91.06	23.03%

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to					Percentage of
Expiration	Expiring Leases	$	$/PSF	$	$/PSF	Total Square Feet
2018	75,738	17,443,256	230.31	17,560,002	231.85	3.24%	[4]
2019	115,538	8,632,377	74.71	8,726,126	75.53	4.95%
2020	177,797	11,057,989	62.19	11,005,869	61.90	7.61%
2021	158,058	21,709,088	137.35	22,958,574	145.25	6.77%
2022	257,880	20,007,332	77.58	20,641,777	80.04	11.04%
2023	212,037	17,237,413	81.29	18,618,793	87.81	9.08%
2024	115,562	10,856,323	93.94	12,305,768	106.49	4.95%
2025	132,139	8,928,328	67.57	9,822,688	74.34	5.66%
2026	112,626	14,046,588	124.72	16,319,172	144.90	4.82%
2027	109,211	13,751,787	125.92	15,687,946	143.65	4.68%
Thereafter	642,640	53,122,171	82.66	90,608,944	140.99	27.52%

IN-SERVICE PROPERTIES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to					Percentage of
Expiration	Expiring Leases	$	$/PSF	$	$/PSF	Total Square Feet
2018	1,090,864	77,685,799	71.21	78,291,354	71.77	2.54%	[4]
2019	3,340,410	179,780,783	53.82	182,269,735	54.57	7.76%
2020	4,208,565	258,307,776	61.38	263,629,361	62.64	9.78%
2021	3,925,383	225,635,195	57.48	237,641,425	60.54	9.12%
2022	4,282,353	269,780,700	63.00	280,967,040	65.61	9.95%
2023	2,005,209	118,755,130	59.22	133,479,707	66.57	4.66%
2024	3,175,789	192,365,119	60.57	209,435,771	65.95	7.38%
2025	2,522,189	150,549,404	59.69	167,718,526	66.50	5.86%
2026	2,779,562	215,304,190	77.46	237,916,668	85.60	6.46%
2027	1,551,034	107,199,552	69.11	125,348,858	80.82	3.60%
Thereafter	10,016,014	714,963,535	71.38	944,153,737	94.26	23.28%

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 46.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q1 2018
Lease expirations - Boston region in-service properties [1,2,3]

as of March 31, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	225,793	9,174,058	40.63	9,177,873	40.65	[4]
2019	769,032	36,937,903	48.03	37,078,394	48.21
2020	567,795	29,056,150	51.17	30,207,719	53.20
2021	1,062,411	43,450,241	40.90	44,237,860	41.64
2022	1,534,500	81,322,573	53.00	82,891,360	54.02
2023	721,642	37,062,516	51.36	42,739,503	59.23
2024	866,949	41,788,179	48.20	45,760,683	52.78
2025	1,131,339	65,748,059	58.12	71,905,626	63.56
2026	1,104,074	74,137,078	67.15	81,464,354	73.79
2027	518,348	27,254,975	52.58	31,386,608	60.55
Thereafter	3,798,208	206,627,200	54.40	243,585,706	64.13

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	31,116	4,510,746	144.97	4,510,746	144.97	[4]
2019	7,012	1,401,048	199.81	1,404,407	200.29
2020	85,718	5,166,761	60.28	5,200,883	60.67
2021	37,303	2,563,585	68.72	2,671,266	71.61
2022	118,514	7,502,094	63.30	7,618,915	64.29
2023	80,258	7,777,842	96.91	8,231,516	102.56
2024	72,205	4,404,492	61.00	4,829,499	66.89
2025	30,224	3,786,590	125.28	4,146,297	137.19
2026	18,912	5,141,985	271.89	5,923,574	313.22
2027	64,268	10,627,628	165.36	12,014,367	186.94
Thereafter	313,347	14,275,095	45.56	14,703,160	46.92

TOTAL PROPERTY TYPES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	256,909	13,684,804	53.27	13,688,619	53.28	[4]
2019	776,044	38,338,951	49.40	38,482,801	49.59
2020	653,513	34,222,911	52.37	35,408,602	54.18
2021	1,099,714	46,013,826	41.84	46,909,126	42.66
2022	1,653,014	88,824,667	53.73	90,510,275	54.75
2023	801,900	44,840,358	55.92	50,971,019	63.56
2024	939,154	46,192,671	49.19	50,590,182	53.87
2025	1,161,563	69,534,649	59.86	76,051,923	65.47
2026	1,122,986	79,279,063	70.60	87,387,928	77.82
2027	582,616	37,882,603	65.02	43,400,975	74.49
Thereafter	4,111,555	220,902,295	53.73	258,288,866	62.82

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 46.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q1 2018
Quarterly lease expirations - Boston region in-service properties [1,2,3]

as of March 31, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	9,292	330,232	35.54	330,232	35.54	[4]
Q2 2018	57,798	2,124,127	36.75	2,124,127	36.75
Q3 2018	30,008	1,179,827	39.32	1,179,827	39.32
Q4 2018	128,695	5,539,872	43.05	5,543,687	43.08
Total 2018	225,793	9,174,058	40.63	9,177,873	40.65

Q1 2019	126,764	5,567,197	43.92	5,569,679	43.94
Q2 2019	190,238	9,310,191	48.94	9,343,428	49.11
Q3 2019	181,231	8,424,942	46.49	8,499,043	46.90
Q4 2019	270,799	13,635,574	50.35	13,666,244	50.47
Total 2019	769,032	36,937,903	48.03	37,078,394	48.21

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	1,968	254,330	129.23	254,330	129.23	[4]
Q2 2018	2,022	790,734	391.07	790,734	391.07
Q3 2018	194	193,146	995.60	193,146	995.60
Q4 2018	26,932	3,272,536	121.51	3,272,536	121.51
Total 2018	31,116	4,510,746	144.97	4,510,746	144.97

Q1 2019	1,071	517,013	482.74	517,992	483.65
Q2 2019	—	—	—	—	—
Q3 2019	3,083	434,142	140.82	436,521	141.59
Q4 2019	2,858	449,894	157.42	449,894	157.42
Total 2019	7,012	1,401,048	199.81	1,404,407	200.29

TOTAL PROPERTY TYPES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	11,260	584,562	51.91	584,562	51.91	[4]
Q2 2018	59,820	2,914,861	48.73	2,914,861	48.73
Q3 2018	30,202	1,372,973	45.46	1,372,973	45.46
Q4 2018	155,627	8,812,408	56.63	8,816,223	56.65
Total 2018	256,909	13,684,804	53.27	13,688,619	53.28

Q1 2019	127,835	6,084,210	47.59	6,087,671	47.62
Q2 2019	190,238	9,310,191	48.94	9,343,428	49.11
Q3 2019	184,314	8,859,084	48.07	8,935,564	48.48
Q4 2019	273,657	14,085,467	51.47	14,116,138	51.58
Total 2019	776,044	38,338,952	49.40	38,482,800	49.59

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 46.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q1 2018
Lease expirations - Los Angeles and San Francisco regions in-service properties [1,2,3]

as of March 31, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	119,063	6,016,716	50.53	6,023,882	50.59	[4]
2019	877,612	44,080,596	50.23	45,156,401	51.45
2020	700,906	45,582,798	65.03	46,636,862	66.54
2021	1,074,100	55,860,632	52.01	60,541,186	56.36
2022	834,565	48,184,300	57.74	52,468,744	62.87
2023	369,349	25,124,264	68.02	28,459,545	77.05
2024	453,087	27,991,458	61.78	29,078,192	64.18
2025	369,150	22,105,735	59.88	25,908,617	70.18
2026	280,908	20,338,937	72.40	23,185,319	82.54
2027	182,199	14,086,904	77.32	17,303,216	94.97
Thereafter	1,021,707	70,795,266	69.29	94,095,536	92.10

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	19,117	1,279,185	66.91	1,279,185	66.91	[4]
2019	7,817	382,218	48.90	385,776	49.35
2020	31,336	1,996,103	63.70	2,065,195	65.90
2021	22,163	1,472,502	66.44	1,533,065	69.17
2022	40,589	1,985,855	48.93	2,073,580	51.09
2023	41,482	2,367,763	57.08	2,491,451	60.06
2024	9,388	660,258	70.33	736,337	78.43
2025	22,933	1,502,001	65.50	1,692,014	73.78
2026	25,600	1,830,294	71.50	2,059,268	80.44
2027	5,056	329,520	65.17	391,023	77.34
Thereafter	57,468	2,453,945	42.70	3,296,207	57.36

TOTAL PROPERTY TYPES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	138,180	7,295,901	52.80	7,303,067	52.85	[4]
2019	885,429	44,462,814	50.22	45,542,177	51.44
2020	732,242	47,578,901	64.98	48,702,057	66.51
2021	1,096,263	57,333,134	52.30	62,074,251	56.62
2022	875,154	50,170,155	57.33	54,542,324	62.32
2023	410,831	27,492,027	66.92	30,950,996	75.34
2024	462,475	28,651,716	61.95	29,814,529	64.47
2025	392,083	23,607,736	60.21	27,600,631	70.39
2026	306,508	22,169,231	72.33	25,244,587	82.36
2027	187,255	14,416,424	76.99	17,694,239	94.49
Thereafter	1,079,175	73,249,211	67.88	97,391,743	90.25
_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 46.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q1 2018
Quarterly lease expirations - Los Angeles and San Francisco regions in-service properties [1,2,3]

as of March 31, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	14,167	727,782	51.37	727,782	51.37	[4]
Q2 2018	48,340	2,454,829	50.78	2,454,829	50.78
Q3 2018	25,963	1,296,777	49.95	1,296,777	49.95
Q4 2018	30,593	1,537,327	50.25	1,544,493	50.49
Total 2018	119,063	6,016,716	50.53	6,023,882	50.59

Q1 2019	94,635	4,973,330	52.55	4,978,433	52.61
Q2 2019	249,820	13,194,793	52.82	13,551,321	54.24
Q3 2019	144,414	7,706,552	53.36	7,806,687	54.06
Q4 2019	388,743	18,205,920	46.83	18,819,961	48.41
Total 2019	877,612	44,080,596	50.23	45,156,401	51.45

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	5,858	374,210	63.88	374,210	63.88
Q3 2018	1,665	84,471	50.73	84,471	50.73
Q4 2018	11,594	820,505	70.77	820,505	70.77
Total 2018	19,117	1,279,185	66.91	1,279,185	66.91

Q1 2019	3,820	170,770	44.70	170,770	44.70
Q2 2019	1,304	138,630	106.31	140,871	108.03
Q3 2019	2,693	72,818	27.04	74,135	27.53
Q4 2019	—	—	—	—	—
Total 2019	7,817	382,218	48.90	385,776	49.35

TOTAL PROPERTY TYPES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	14,167	727,782	51.37	727,782	51.37	[4]
Q2 2018	54,198	2,829,039	52.20	2,829,039	52.20
Q3 2018	27,628	1,381,248	49.99	1,381,248	49.99
Q4 2018	42,187	2,357,832	55.89	2,364,998	56.06
Total 2018	138,180	7,295,901	52.80	7,303,067	52.85

Q1 2019	98,455	5,144,100	52.25	5,149,203	52.30
Q2 2019	251,124	13,333,423	53.09	13,692,192	54.52
Q3 2019	147,107	7,779,369	52.88	7,880,822	53.57
Q4 2019	388,743	18,205,920	46.83	18,819,961	48.41
Total 2019	885,429	44,462,813	50.22	45,542,178	51.44

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 46.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q1 2018
Lease expirations - New York region in-service properties [1,2,3]

as of March 31, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	265,768	23,064,902	86.79	23,388,597	88.00	[4]
2019	482,097	37,600,434	77.99	38,405,005	79.66
2020	1,278,777	103,229,903	80.73	103,596,674	81.01
2021	402,843	35,821,479	88.92	36,194,138	89.85
2022	909,654	84,922,921	93.36	86,099,583	94.65
2023	196,857	13,799,413	70.10	14,805,383	75.21
2024	1,090,949	77,166,190	70.73	83,411,513	76.46
2025	556,349	39,709,974	71.38	44,167,154	79.39
2026	867,569	73,098,770	84.26	77,599,356	89.44
2027	321,407	27,861,629	86.69	32,711,481	101.78
Thereafter	3,230,329	300,241,880	92.94	404,683,282	125.28

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	13,475	10,794,357	801.07	10,911,103	809.73
2019	—	—	—	—	—
2020	14,562	805,215	55.30	591,366	40.61
2021	26,225	12,711,307	484.70	13,716,938	523.05
2022	59,481	8,032,884	135.05	8,347,707	140.34
2023	1,847	1,897,549	1,027.37	2,260,608	1,223.94
2024	11,919	4,424,387	371.20	5,231,009	438.88
2025	1,872	656,702	350.80	732,638	391.37
2026	34,520	4,713,960	136.56	5,767,325	167.07
2027	243	30,000	123.46	36,000	148.15
Thereafter	174,437	33,165,032	190.13	68,836,352	394.62

TOTAL PROPERTY TYPES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	279,243	33,859,259	121.25	34,299,700	122.83	[4]
2019	482,097	37,600,434	77.99	38,405,005	79.66
2020	1,293,339	104,035,118	80.44	104,188,040	80.56
2021	429,068	48,532,786	113.11	49,911,076	116.32
2022	969,135	92,955,805	95.92	94,447,290	97.46
2023	198,704	15,696,962	79.00	17,065,991	85.89
2024	1,102,868	81,590,577	73.98	88,642,522	80.37
2025	558,221	40,366,676	72.31	44,899,792	80.43
2026	902,089	77,812,730	86.26	83,366,681	92.42
2027	321,650	27,891,629	86.71	32,747,481	101.81
Thereafter	3,404,766	333,406,912	97.92	473,519,634	139.08

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 46.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q1 2018
Quarterly lease expirations - New York region in-service properties [1,2,3]

as of March 31, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	23,470	1,364,767	58.15	1,364,767	58.15	[4]
Q2 2018	103,509	10,493,294	101.38	10,523,924	101.67
Q3 2018	69,862	6,633,349	94.95	6,633,349	94.95
Q4 2018	68,927	4,573,493	66.35	4,866,558	70.60
Total 2018	265,768	23,064,902	86.79	23,388,597	88.00

Q1 2019	105,045	11,469,396	109.19	11,394,896	108.48
Q2 2019	54,850	3,604,776	65.72	3,613,628	65.88
Q3 2019	205,666	15,310,899	74.45	16,179,558	78.67
Q4 2019	116,536	7,215,363	61.92	7,216,923	61.93
Total 2019	482,097	37,600,434	77.99	38,405,005	79.66

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	3,000	1,080,000	360.00	1,080,000	360.00
Q3 2018	3,200	628,316	196.35	478,316	149.47
Q4 2018	7,275	9,086,041	1,248.94	9,352,787	1,285.61
Total 2018	13,475	10,794,357	801.07	10,911,103	809.73

Q1 2019	—	—	—	—	—
Q2 2019	—	—	—	—	—
Q3 2019	—	—	—	—	—
Q4 2019	—	—	—	—	—
Total 2019	—	—	—	—	—

TOTAL PROPERTY TYPES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	23,470	1,364,767	58.15	1,364,767	58.15	[4]
Q2 2018	106,509	11,573,294	108.66	11,603,924	108.95
Q3 2018	73,062	7,261,665	99.39	7,111,665	97.34
Q4 2018	76,202	13,659,534	179.25	14,219,345	186.60
Total 2018	279,243	33,859,259	121.25	34,299,700	122.83

Q1 2019	105,045	11,469,396	109.19	11,394,896	108.48
Q2 2019	54,850	3,604,776	65.72	3,613,628	65.88
Q3 2019	205,666	15,310,899	74.45	16,179,558	78.67
Q4 2019	116,536	7,215,363	61.92	7,216,923	61.93
Total 2019	482,097	37,600,434	77.99	38,405,005	79.66

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 46.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q1 2018
Lease expirations - Washington, DC region in-service properties [1,2,3]

as of March 31, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	404,502	21,986,867	54.36	22,141,000	54.74	[4]
2019	1,096,131	52,529,473	47.92	52,903,809	48.26
2020	1,483,290	69,380,936	46.78	72,182,237	48.66
2021	1,227,971	68,793,755	56.02	73,709,667	60.03
2022	745,754	35,343,574	47.39	38,865,576	52.12
2023	505,324	25,531,524	50.53	28,856,483	57.10
2024	649,242	34,562,969	53.24	38,879,615	59.88
2025	333,212	14,057,308	42.19	15,914,441	47.76
2026	414,385	33,682,817	81.28	39,348,467	94.96
2027	419,869	24,244,257	57.74	28,259,607	67.31
Thereafter	1,323,130	84,177,018	63.62	111,180,269	84.03

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	12,030	858,968	71.40	858,968	71.40
2019	100,709	6,849,111	68.01	6,935,943	68.87
2020	46,181	3,089,910	66.91	3,148,425	68.18
2021	72,367	4,961,694	68.56	5,037,305	69.61
2022	39,296	2,486,499	63.28	2,601,575	66.20
2023	88,450	5,194,259	58.73	5,635,218	63.71
2024	22,050	1,367,186	62.00	1,508,923	68.43
2025	77,110	2,983,035	38.69	3,251,739	42.17
2026	33,594	2,360,349	70.26	2,569,005	76.47
2027	39,644	2,764,639	69.74	3,246,556	81.89
Thereafter	97,388	3,228,099	33.15	3,773,225	38.74

TOTAL PROPERTY TYPES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	416,532	22,845,835	54.85	22,999,968	55.22	[4]
2019	1,196,840	59,378,584	49.61	59,839,752	50.00
2020	1,529,471	72,470,846	47.38	75,330,662	49.25
2021	1,300,338	73,755,449	56.72	78,746,972	60.56
2022	785,050	37,830,073	48.19	41,467,151	52.82
2023	593,774	30,725,783	51.75	34,491,701	58.09
2024	671,292	35,930,155	53.52	40,388,538	60.17
2025	410,322	17,040,343	41.53	19,166,180	46.71
2026	447,979	36,043,166	80.46	41,917,472	93.57
2027	459,513	27,008,896	58.78	31,506,163	68.56
Thereafter	1,420,518	87,405,117	61.53	114,953,494	80.92

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 46.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space. Does not include residential units.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q1 2018
Quarterly lease expirations - Washington, DC region in-service properties [1,2,3]

as of March 31, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	16,950	958,868	56.57	958,868	56.57	[4]
Q2 2018	160,998	8,867,941	55.08	8,968,245	55.70
Q3 2018	85,461	4,664,095	54.58	4,674,545	54.70
Q4 2018	141,093	7,495,962	53.13	7,539,342	53.44
Total 2018	404,502	21,986,867	54.36	22,141,000	54.74

Q1 2019	339,817	18,773,587	55.25	19,080,305	56.15
Q2 2019	77,300	3,413,081	44.15	3,063,181	39.63
Q3 2019	530,440	19,781,885	37.29	19,963,695	37.64
Q4 2019	148,574	10,560,921	71.08	10,796,628	72.67
Total 2019	1,096,131	52,529,473	47.92	52,903,809	48.26

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	6,617	440,758	66.61	440,758	66.61
Q3 2018	660	65,205	98.80	65,205	98.80
Q4 2018	4,753	353,005	74.27	353,005	74.27
Total 2018	12,030	858,968	71.40	858,968	71.40

Q1 2019	46,364	2,738,858	59.07	2,740,649	59.11
Q2 2019	3,531	1,134,343	321.25	1,194,343	338.25
Q3 2019	28,368	1,321,059	46.57	1,334,484	47.04
Q4 2019	22,446	1,654,851	73.73	1,666,466	74.24
Total 2019	100,709	6,849,111	68.01	6,935,943	68.87

TOTAL PROPERTY TYPES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	16,950	958,868	56.57	958,868	56.57	[4]
Q2 2018	167,615	9,308,699	55.54	9,409,003	56.13
Q3 2018	86,121	4,729,300	54.91	4,739,750	55.04
Q4 2018	145,846	7,848,968	53.82	7,892,347	54.11
Total 2018	416,532	22,845,835	54.85	22,999,968	55.22

Q1 2019	386,181	21,512,444	55.71	21,820,955	56.50
Q2 2019	80,831	4,547,424	56.26	4,257,524	52.67
Q3 2019	558,808	21,102,944	37.76	21,298,179	38.11
Q4 2019	171,020	12,215,771	71.43	12,463,095	72.88
Total 2019	1,196,840	59,378,584	49.61	59,839,752	50.00

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 46.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space. Does not include residential units.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q1 2018
Lease expirations - CBD properties [1,2,3]

as of March 31, 2018

	Boston						Los Angeles and San Francisco
		Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups				Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases						Rentable Square Footage Subject to Expiring Leases
		$	$/PSF	$	$/PSF			$	$/PSF	$	$/PSF
2018	89,523	7,770,852	86.80	7,772,480	86.82	[4]	72,881	4,784,606	65.65	4,791,772	65.75	[4]
2019	348,538	21,957,632	63.00	22,020,954	63.18		369,585	22,526,980	60.95	22,973,160	62.16
2020	329,127	20,489,691	62.25	21,402,252	65.03		630,823	42,908,595	68.02	43,789,522	69.42
2021	409,123	23,933,227	58.50	23,973,051	58.60		724,151	46,693,256	64.48	50,835,673	70.20
2022	1,047,015	65,185,819	62.26	66,541,650	63.55		461,731	30,023,282	65.02	32,611,805	70.63
2023	485,390	32,427,476	66.81	37,510,887	77.28		336,305	22,598,607	67.20	25,441,172	75.65
2024	365,576	22,160,645	60.62	24,065,226	65.83		437,963	27,608,826	63.04	28,574,833	65.24
2025	663,251	44,899,243	67.70	49,401,596	74.48		355,379	21,451,202	60.36	25,071,836	70.55
2026	990,397	74,355,611	75.08	81,767,331	82.56		306,508	22,169,231	72.33	25,244,586	82.36
2027	332,970	28,057,003	84.26	31,516,508	94.65		187,255	14,416,424	76.99	17,694,238	94.49
Thereafter	3,560,991	197,208,512	55.38	233,941,265	65.70		1,079,175	73,249,211	67.88	97,391,742	90.25

	New York						Washington, DC
		Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups				Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases						Rentable Square Footage Subject to Expiring Leases
		$	$/PSF	$	$/PSF			$	$/PSF	$	$/PSF
2018	231,564	32,129,995	138.75	32,524,741	140.46	[4]	72,824	4,334,698	59.52	4,348,441	59.71	[4]
2019	295,244	30,604,239	103.66	31,371,900	106.26		420,018	28,467,161	67.78	29,015,150	69.08
2020	969,623	92,473,964	95.37	92,307,682	95.20		459,517	26,215,303	57.05	27,299,353	59.41
2021	312,270	44,544,552	142.65	45,866,211	146.88		592,007	40,253,654	68.00	43,193,148	72.96
2022	901,099	90,561,992	100.50	91,953,355	102.05		137,747	8,684,568	63.05	9,357,866	67.94
2023	110,730	12,954,369	116.99	14,109,726	127.42		51,216	3,341,721	65.25	3,867,456	75.51
2024	688,651	66,782,965	96.98	73,273,118	106.40		193,400	13,066,791	67.56	14,813,244	76.59
2025	288,371	30,552,866	105.95	33,728,549	116.96		86,404	4,677,203	54.13	5,551,014	64.24
2026	717,149	71,640,397	99.90	76,440,979	106.59		354,808	31,350,090	88.36	36,300,421	102.31
2027	240,939	25,047,593	103.96	29,590,774	122.81		213,574	15,232,805	71.32	17,911,738	83.87
Thereafter	3,184,938	325,514,698	102.20	464,768,194	145.93		1,131,594	75,297,206	66.54	99,368,807	87.81

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 46.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q1 2018
Lease expirations - Suburban properties [1,2,3]

as of March 31, 2018

	Boston						Los Angeles and San Francisco
		Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups				Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases						Rentable Square Footage Subject to Expiring Leases
		$	$/PSF	$	$/PSF			$	$/PSF	$	$/PSF
2018	167,386	5,913,953	35.33	5,916,140	35.34	[4]	65,299	2,511,295	38.46	2,511,295	38.46	[4]
2019	427,506	16,381,320	38.32	16,461,847	38.51		515,844	21,935,833	42.52	22,569,017	43.75
2020	324,386	13,733,221	42.34	14,006,351	43.18		101,419	4,670,305	46.05	4,912,536	48.44
2021	690,591	22,080,598	31.97	22,936,075	33.21		372,112	10,639,878	28.59	11,238,578	30.20
2022	605,999	23,638,848	39.01	23,968,625	39.55		413,423	20,146,873	48.73	21,930,519	53.05
2023	316,510	12,412,882	39.22	13,460,132	42.53		74,526	4,893,420	65.66	5,509,824	73.93
2024	573,578	24,032,025	41.90	26,524,956	46.24		24,512	1,042,890	42.55	1,239,696	50.58
2025	498,312	24,635,406	49.44	26,650,327	53.48		36,704	2,156,535	58.75	2,528,796	68.90
2026	132,589	4,923,452	37.13	5,620,597	42.39		—	—	—	—	—
2027	249,646	9,825,599	39.36	11,884,467	47.61		—	—	—	—	—
Thereafter	550,564	23,693,783	43.04	24,347,601	44.22		—	—	—	—	—

	New York						Washington, DC
		Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups				Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases						Rentable Square Footage Subject to Expiring Leases
		$	$/PSF	$	$/PSF			$	$/PSF	$	$/PSF
2018	47,679	1,729,264	36.27	1,774,959	37.23	[4]	343,708	18,511,137	53.86	18,651,527	54.27	[4]
2019	186,853	6,996,195	37.44	7,033,105	37.64		776,822	30,911,423	39.79	30,824,602	39.68
2020	323,716	11,561,153	35.71	11,880,358	36.70		1,069,954	46,255,543	43.23	48,031,310	44.89
2021	116,798	3,988,234	34.15	4,044,864	34.63		708,331	33,501,796	47.30	35,553,825	50.19
2022	68,036	2,393,813	35.18	2,493,935	36.66		647,303	29,145,505	45.03	32,109,285	49.60
2023	87,974	2,742,593	31.18	2,956,266	33.60		542,558	27,384,062	50.47	30,624,245	56.44
2024	414,217	14,807,612	35.75	15,369,404	37.10		477,892	22,863,364	47.84	25,575,294	53.52
2025	269,850	9,813,811	36.37	11,171,243	41.40		323,918	12,363,140	38.17	13,615,166	42.03
2026	184,940	6,172,333	33.37	6,925,702	37.45		93,171	4,693,076	50.37	5,617,051	60.29
2027	80,711	2,844,036	35.24	3,156,707	39.11		245,939	11,776,091	47.88	13,594,425	55.28
Thereafter	219,828	7,892,214	35.90	8,751,440	39.81		288,924	12,107,911	41.91	15,584,688	53.94

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 46.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q1 2018
Research coverage

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties' performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Equity Research Coverage
Argus Research Company	Jacob Kilstein	646.747.5447
Bank of America Merrill Lynch	Jeffrey Spector / Jamie Feldman	646.855.1363 / 646.855.5808
Barclays Capital	Ross Smotrich	212.526.2306
BMO Capital	John Kim	212.885.4115
BTIG	Tom Catherwood	212.738.6140
Citigroup Global Markets	Michael Bilerman / Emmanuel Korchman	212.816.1383 / 212.816.1382
D.A. Davidson & Co.	Barry Oxford	212.240.9871
Deutsche Bank Securities	Vincent Chao / Mike Husseini	212.250.6799 / 212.250.7703
Evercore ISI	Steve Sakwa / Robert Simone	212.446.9462 / 212.446.9459
Green Street Advisors	Jed Reagan	949.640.8780
Goldman Sachs	Andrew Rosivach	212.902.2796
Jefferies & Co.	Jonathan Petersen / Omotayo Okusanya	212.284.1705 / 212.336.7076
J.P. Morgan Securities	Anthony Paolone	212.622.6682
KeyBanc Capital Markets	Craig Mailman / Jordan Sadler	917.368.2316 / 917.368.2280
Mizuho Securities	Richard Anderson	212.205.8445
Morgan Stanley	Vikram Malhotra	212.761.7064
Morningstar	Brad Schwer	312.244.7061
RBC Capital Markets	Mike Carroll	440.715.2649
RW Baird	David Rodgers / Richard Schiller	216.737.7341 / 312.609.5485
Sandler O'Neill & Partners	Alexander Goldfarb / Daniel Santos	212.466.7937 / 212.466.7927
Stifel, Nicolaus & Company	John Guinee / Aaren Wolf	443.224.1307 / 443.224.1206
SunTrust Robinson Humphrey	Michael Lewis	212.319.5659
UBS Securities	Nick Yulico	212.713.3402
Wells Fargo Securities	Blaine Heck	443.263.6529

Debt Research Coverage
Bank of America Merrill Lynch	Andrew Mollay	646.855.6435
Barclays	Peter Troisi	212.412.3695
J.P. Morgan Securities	Mark Streeter	212.834.5086
Wells Fargo	Thierry Perrein / Kevin McClure	704.715.8455 / 704.410.3252

Rating Agencies
Fitch Ratings	Stephen Boyd	212.908.9153
Moody's Investors Service	Ranjini Venkatesan	212.553.3828
Standard & Poor's	Anita Ogbara	212.438.5077

Q1 2018
Definitions
This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this supplemental report and, if applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.
The Company also presents “BXP's Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company's share of the amount from the Company's unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest), minus the Company’s partners’ share of the amount from the Company's consolidated joint ventures (calculated based upon the partners’ percentage ownership interests).  Management believes that presenting “BXP's Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and presenting various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating "BXP's Share" of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners' interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, liquidations and other matters. Moreover, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. As a result, presentations of BXP's Share of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company's financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of "BXP's Share" of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 50.
Annualized Rental Obligations
Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).
Average Economic Occupancy
Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property's total possible gross revenue.
Average Monthly Rental Rates
Average Monthly Rental Rates are calculated by the Company as the average of the quotients obtained by dividing (A) rental revenue as determined in accordance with GAAP by (B) the number of occupied units for each month within the applicable fiscal period.
Average Physical Occupancy
Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.
Debt to Market Capitalization Ratio
Consolidated Debt to Consolidated Market Capitalization Ratio is a measure of leverage commonly used by analysts in the REIT sector that equals the quotient of (A) the Company’s Consolidated Debt divided by (B) the Company’s Consolidated Market Capitalization, presented as a percentage. Consolidated Market Capitalization is the sum of (x) the Company's Consolidated Debt plus (y) the market value of the Company's outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) on and after February 6, 2015, which was the end of the performance period for 2012 OPP Units and thus the date earned, common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, (5) on and after February 4, 2016, which was the end of the performance period for 2013 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2013 MYLTIP Units that were issued in the form of LTIP Units, (6) on and after February 3, 2017, which was the end of the performance period for 2014 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2014 MYLTIP Units that were issued in the form of LTIP Units and (7) on and after February 4, 2018, which was the end of the performance period for 2015 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2015 MYLTIP Units that were issued in the form of LTIP Units plus (C) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by their fixed liquidation preference of $2,500 per share. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2016, 2017 and 2018 MYLTIP Units are not included.
The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s Consolidated Debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect the Company's capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like Boston Properties, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company's outstanding indebtedness.

Q1 2018
Definitions (continued)
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EIBTDAre)
Pursuant to the definition of Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), the Company calculates Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate, or “EBITDAre,” as net income (loss) attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus net income attributable to noncontrolling interests, interest expense, losses (gains) from early extinguishments of debt, depreciation and amortization, impairment loss and adjustments to reflect the Company's share of EBITDAre from unconsolidated joint ventures less gains on sales of real estate. EBITDAre is a non-GAAP financial measure. The Company uses EBITDAre internally as a performance measure and believes EBITDAre provides useful information to investors regarding its financial condition and results of operations at the corporate level because, when compared across periods, EBITDAre reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and acquisition and development activities on an unleveraged basis, providing perspective not immediately apparent from net (loss) income attributable to Boston Properties, Inc. common shareholders.
In some cases the Company also presents (A) BXP's Share of EBITDAre – cash, which is BXP's Share of EBITDAre after eliminating the effects of straight-line rent, fair value lease revenue and non-cash termination income adjustment (fair value lease amounts) and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements, and (B) Annualized EBITDAre, which is EBITDAre for the applicable fiscal quarter ended multiplied by four (4). Presenting BXP's Share of EBITDAre – cash allows investors to compare EBITDAre across periods without taking into account the effect of certain non-cash rental revenues, ground rent expense and stock based compensation expense. Similar to depreciation and amortization, because of historical cost accounting, fair value lease revenue may distort operating performance measures at the property level. Additionally, presenting EBITDAre excluding the impact of straight-line rent provides investors with an alternative view of operating performance at the property level that more closely reflects rental revenue generated at the property level without regard to future contractual increases in rental rates. In addition, the Company’s management believes that the presentation of Annualized EBITDAre provides useful information to investors regarding the Company’s results of operations because it enables investors to more easily compare quarterly EBITDAre to EBITDAre from full fiscal years.
The Company's computation of EBITDAre may not be comparable to EBITDAre reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  The Company believes that in order to facilitate a clear understanding of its operating results, EBITDAre should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company's consolidated financial statements. EBITDAre should not be considered a substitute to net income attributable to Boston Properties, Inc. common shareholders in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Fixed Charge Coverage Ratio
Fixed Charge Coverage Ratio equals BXP’s Share of EBITDAre – cash divided by Total Fixed Charges. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP's Share of EBITDAre after eliminating the effects of straight-line rent, fair value lease revenue and non-cash termination income adjustment (fair value lease amounts) and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Total Fixed Charges is also a non-GAAP financial measure equal to the sum of BXP’s Share of interest expense, capitalized interest, hedge amortization, maintenance capital expenditures, losses from early extinguishment of debt, hotel improvements, equipment upgrades and replacements and preferred dividends/distributions. The Company believes that the presentation of its Fixed Charge Coverage Ratio provides investors with useful information about the Company’s financial performance as it relates to overall financial flexibility and balance sheet management, and, although the Company’s Fixed Charge Coverage Ratio is not a liquidity measure, as it does not include adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that its Fixed Charge Coverage Ratio provides investors with useful supplemental information regarding the Company’s ability to service its existing fixed charges. Furthermore, the Company believes that the Fixed Charge Coverage Ratio is frequently used by analysts, rating agencies and other interested parties in the evaluation of the Company’s performance as a REIT and, as a result, by presenting the Fixed Charge Coverage Ratio the Company assists these parties in their evaluations.  The Company’s calculation of its Fixed Charge Coverage Ratio may not be comparable to the ratios reported by other REITs or real estate companies that define the term differently and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Funds Available for Distribution (FAD) and FAD Payout Ratio
In addition to FFO, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners' share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment, hedge amortization and fair value lease revenue, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income (loss) attributable to Boston Properties, Inc.'s common shareholders determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

Q1 2018
Definitions (continued)
Funds from Operations (FFO)
Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of Nareit, the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. common shareholders (computed in accordance with GAAP) for gains (or losses) from sales of properties, impairment losses on depreciable real estate consolidated on the Company's balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company's operating results because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company's real estate across reporting periods and to the operating performance of other companies.
The Company's computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  In order to facilitate a clear understanding of the Company's operating results, FFO should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company's consolidated financial statements. FFO should not be considered as a substitute for net income attributable to Boston Properties, Inc. common shareholders (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
In-Service Properties
The Company treats a property as being "in-service" upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as "in-service" involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as "in-service," which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being "in-service," and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company's unconsolidated joint ventures.
Interest Coverage Ratio
Interest Coverage Ratio, calculated including and excluding capitalized interest, is a non-GAAP financial measure equal to BXP's Share of EBITDAre – cash divided by Adjusted interest expense. BXP's Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP's Share of EBTIDAre after eliminating the effects of straight-line rent, fair value lease revenue and non-cash termination income adjustment (fair value lease amounts) and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Adjusted interest expense excluding capitalized interest is equal to BXP's Share of interest expense less (1) BXP's Share of hedge amortization and (2) BXP's Share of amortization of financing costs plus losses from early extinguishment of debt. Adjusted interest expense including capitalized interest is calculated in the same manner but adds back BXP's Share of capitalized interest. The Company believes that the presentation of its Interest Coverage Ratio provides useful information about the Company’s financial condition because it provides investors additional information on the Company's ability to meet its debt obligations and incur additional indebtedness. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like Boston Properties, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition.
Market Rents
Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property's units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.
Net Debt
Net Debt is equal to (A) the Company’s consolidated debt plus special dividends payable (if any) less (B) cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s). The Company believes that the presentation of Net Debt provides useful information to investors because the Company reviews Net Debt as part of the management of its overall financial flexibility, capital structure and leverage. In particular, Net Debt is an important component of the Company’s ratio of BXP’s Share of Net Debt to BXP’s Share of EBITDAre.  BXP’s Share of Net Debt is calculated in a similar manner to Net Debt, except that BXP’s Share of Debt and BXP’s Share of cash are utilized instead of the Company’s consolidated debt and cash in the calculation. The Company believes BXP’s Share of Net Debt to BXP’s Share of EBITDAre is useful to investors because it provides an alternative measure of the Company’s financial flexibility, capital structure and leverage based on its percentage ownership interest in all of its assets. Furthermore, certain debt rating agencies, creditors and credit analysts monitor the Company’s Net Debt as part of their assessments of its business. The Company may utilize a considerable portion of its cash and cash equivalents at any given time for purposes other than debt reduction. In addition, cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) may not be solely controlled by the Company. The deduction of these items from consolidated debt in the calculation of Net Debt therefore should not be understood to mean that these items are available exclusively for debt reduction at any given time.

Q1 2018
Definitions (continued)
Net Operating Income (NOI)
Net operating income (NOI) is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus (1) preferred dividends, net income attributable to noncontrolling interests, corporate general and administrative expense, payroll and related costs from management services contracts, transaction costs, depreciation and amortization expense and interest expense, less (2) gains on sales of real estate, development and management services revenue, direct reimbursements of payroll and related costs from management services contracts, income from unconsolidated joint ventures, interest and other income and gains (losses) from investments in securities. In some cases, the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-line rent, fair value lease revenue, straight-line ground rent expense adjustment and lease transaction costs that qualify as rent inducements in accordance with GAAP, and (2) NOI and NOI – cash, in each case excluding termination income.
The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization expense because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues and ground rent expenses. Similar to depreciation and amortization, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Rental Obligations
Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from tenants under existing leases. These amounts exclude rent abatements.
Rental Revenue (excluding termination income)
Rental Revenue (excluding termination income) is used internally by the Company as a performance measure and provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Same Properties
In the Company's analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as "Same Properties." "Same Properties" therefore exclude properties placed in-service, acquired, repositioned or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as "in-service" for that property to be included in "Same Properties." Pages 19 - 22 indicate by footnote the "In-Service Properties" that are not included in "Same Properties."

Q1 2018
Reconciliations

(unaudited and in thousands)
BXP's Share of select items

	Three Months Ended
	31-Mar-18	31-Dec-17
Revenue	$661,151	$655,229
Partners' share of revenue from consolidated joint ventures (JVs)	(75,009)	(71,927)
BXP's share of revenue from unconsolidated JVs	26,340	26,558
BXP's Share of revenue	$612,482	$609,860

Straight-line rent	$27,101	$22,323
Partners' share of straight-line rent from consolidated JVs	(6,046)	(3,373)
BXP's share of straight-line rent from unconsolidated JVs	1,607	2,864
BXP's Share of straight-line rent	$22,662	$21,814

Fair value lease revenue [1]	$5,590	$5,655
Partners' share of fair value lease revenue from consolidated JVs [1]	(1,753)	(1,696)
BXP's share of fair value lease revenue from unconsolidated JVs [1]	452	457
BXP's Share of fair value lease revenue [1]	$4,289	$4,416

Lease termination income	$1,362	$756
Partners' share of termination income from consolidated JVs	(2)	(6)
BXP's share of termination income from unconsolidated JVs	—	66
BXP's Share of termination income	$1,360	$816

Non-cash termination income adjustment (fair value lease amounts)	$—	$—
Partners' share of non-cash termination income adjustment (fair value lease amounts) from consolidated JVs	—	—
BXP's share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated JVs	—	—
BXP's Share of non-cash termination income adjustment (fair value lease amounts)	$—	$—

Hedge amortization	$1,579	$1,602
Partners' share of hedge amortization from consolidated JVs	(144)	(144)
BXP's share of hedge amortization from unconsolidated JVs	—	—
BXP's Share of hedge amortization	$1,435	$1,458

Depreciation and amortization	$165,797	$154,259
Noncontrolling interests in property partnerships' share of depreciation and amortization	(18,221)	(18,896)
BXP's share of depreciation and amortization from unconsolidated JVs	9,444	6,310
BXP's Share of depreciation and amortization	$157,020	$141,673

Lease transaction costs that qualify as rent inducements [2]	$316	$225
Partners' share of lease transaction costs that qualify as rent inducements from consolidated JVs [2]	—	(16)
BXP's share of lease transaction costs that qualify as rent inducements from unconsolidated JVs [2]	70	485
BXP's Share of lease transaction costs that qualify as rent inducements [2]	$386	$694

2nd generation tenant improvements and leasing commissions	$84,685	$82,343
Partners' share of 2nd generation tenant improvements and leasing commissions from consolidated JVs	(1,124)	(6,379)
BXP's share of 2nd generation tenant improvements and leasing commissions from unconsolidated JVs	1,208	2,857
BXP's Share of 2nd generation tenant improvements and leasing commissions	$84,769	$78,821

Q1 2018
Reconciliations (continued)

BXP's Share of select items (continued)

	Three Months Ended
	31-Mar-18	31-Dec-17
Maintenance capital expenditures [3]	$20,970	$14,221
Partners' share of maintenance capital expenditures from consolidated JVs [3]	(1,660)	(2,021)
BXP's share of maintenance capital expenditures from unconsolidated JVs [3]	670	243
BXP's Share of maintenance capital expenditures [3]	$19,980	$12,443

Interest expense	$90,220	$91,772
Partners' share of interest expense from consolidated JVs	(11,238)	(11,624)
BXP's share of interest expense from unconsolidated JVs	6,389	6,406
BXP's Share of interest expense	$85,371	$86,554

Capitalized interest	$17,378	$17,784
Partners' share of capitalized interest from consolidated JVs	(886)	(693)
BXP's share of capitalized interest from unconsolidated JVs	12	9
BXP's Share of capitalized interest	$16,504	$17,100

Amortization of financing costs	$3,058	$3,108
Partners' share of amortization of financing costs from consolidated JVs	(382)	(382)
BXP's share of amortization of financing costs from unconsolidated JVs	115	118
BXP's Share of amortization of financing costs	$2,791	$2,844

_____________

[1]	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.

[2]
Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.

[3]	Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q1 2018
Reconciliations (continued)

as of March 31, 2018
(unaudited and dollars in thousands)

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd
CONSOLIDATED JOINT VENTURES	767 Fifth Avenue	100 Federal Street		Total Consolidated
	(The GM Building)	Atlantic Wharf Office	Salesforce Tower	Joint Ventures
Revenue
Rent	$53,570	$71,579	$3,344	$128,493
Straight-line rent	2,688	11,199	(1,375)	12,512
Fair value lease revenue	4,117	236	—	4,353
Termination income	—	5	—	5
Base Rent	60,375	83,019	1,969	145,363
Recoveries from tenants	12,649	15,234	813	28,696
Parking and other	760	1,449	23	2,232
Total rental revenue	73,784	99,702	2,805	176,291
Expenses
Operating	28,691	34,142	2,173	65,006
Net Operating Income (NOI)	45,093	65,560	632	111,285

Other income (expense)
Development and management services revenue	430	655	431	1,516
Interest and other income	393	394	26	813
Interest expense	(20,451)	(6,796)	—	(27,247)
Depreciation and amortization expense	(22,677)	(20,397)	(463)	(43,537)
Other	—	—	—	—
Subtotal	(42,305)	(26,144)	(6)	(68,455)
Net income	$2,788	$39,416	$626	$42,830

BXP's nominal ownership percentage	60.00%	55.00%	95.00%

Partners' share of NOI [1]	$18,037	$29,502	$32	$47,571
BXP's share of NOI	$27,056	$36,058	$600	$63,714
Unearned portion of capitalized fees [2]	$68	$804	$17	$889

Partners' share of select items [1]
Partners' share hedge amortization	$144	$—	$—	$144
Partners' share of amortization of financing costs	$346	$36	$—	$382
Partners' share of capitalized interest	$203	$683	$—	$886
Partner's share of management and other fees	$675	$789	$—	$1,464
Partner's share of accretion and adjustments	$—	$—	$(200)	$(200)

Reconciliation of Partners' share of EBITDAre [1]
Net income	$1,115	$17,737	$31	$18,883
Add:
Interest expense	8,180	3,058	—	11,238
Depreciation and amortization expense	9,049	9,179	23	18,251
Partners' share of EBITDAre	$18,344	$29,974	$54	$48,372

Reconciliation of Partners' share of Net Operating Income (NOI)[1]
Rental revenue	$29,514	$44,866	$140	$74,520
Less: Termination income	—	2	—	2
Rental revenue (excluding termination income)	29,514	44,864	140	74,518
Less: Operating expenses	11,476	15,364	109	26,949
NOI (excluding termination income)	$18,038	$29,500	$31	$47,569

Rental revenue (excluding termination income)	$29,514	$44,864	$140	$74,518
Less: Straight-line rent	1,075	5,040	(69)	6,046
Fair value lease revenue	1,647	106	—	1,753
Add: Lease transaction costs that qualify as rent inducements	—	—	—	—
Subtotal	26,792	39,718	209	66,719
Less: Operating expenses	11,476	15,364	109	26,949
NOI - cash (excluding termination income)	$15,316	$24,354	$100	$39,770

Reconciliation of Partners' share of Revenue [1]
Rental revenue	$29,514	$44,866	$140	$74,520
Add: Development and management services revenue	172	295	22	489
Revenue	$29,686	$45,161	$162	$75,009

_____________

[1]	Amounts represent the partners' share based on their respective ownership percentage.

[2]	Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company's net income.

Q1 2018
Reconciliations (continued)

for the three months ended March 31, 2018
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS

	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place Parking Facility	Annapolis Junction [1]	500 North Capitol Street, N.W.	Colorado Center	1265 Main Street	Other Joint Ventures [2]	Total Unconsolidated Joint Ventures
Revenue
Rental	$5,843	$4,337	$5,959	$6,802		$25	$2,486	$2,863	$11,505	$994	$1,547	$42,361
Straight-line rent	17	294	(170)	316		—	64	15	2,680	—	(1,450)	1,766
Fair value lease revenue	—	—	—	—		—	—	—	96	—	—	96
Base rent	5,860	4,631	5,789	7,118		25	2,550	2,878	14,281	994	97	44,223
Recoveries from tenants	576	938	924	1,289		268	426	1,248	500	350	—	6,519
Parking and other	32	208	660	418		964	58	126	2,546	—	279	5,291
Total rental revenue	6,468	5,777	7,373	8,825		1,257	3,034	4,252	17,327	1,344	376	56,033
Expenses
Operating	3,700	2,368	3,714	3,527		598	1,563	1,313	5,348	355	363	22,849
Net Operating Income/(Loss)	2,768	3,409	3,659	5,298		659	1,471	2,939	11,979	989	13	33,184

Other income/(expense)
Development and management services revenue	30	3	15	—		—	—	—	2	1	—	51
Interest and other income	44	47	6	25		—	48	14	69	—	133	386
Interest expense	(981)	(1,485)	(2,210)	(2,075)		—	(1,264)	(1,104)	(4,925)	(380)	—	(14,424)
Depreciation and amortization expense	(1,941)	(1,021)	(1,868)	(1,504)		(1,375)	(1,058)	(944)	(4,617)	(397)	—	(14,725)
Subtotal	(2,848)	(2,456)	(4,057)	(3,554)		(1,375)	(2,274)	(2,034)	(9,471)	(776)	133	(28,712)
Net income/(loss)	$(80)	$953	$(398)	$1,744		$(716)	$(803)	$905	$2,508	$213	$146	$4,472

BXP's nominal ownership percentage	60%	50%	20%	25%		33.33%	50%	30%	50%	50%	50%

BXP's share of select items
BXP's share of amortization of financing costs	$31	$10	$5	$22	[3]	$—	$27	$4	$13	$3	$—	$115
BXP's share of capitalized interest	$—	$—	$12	$—	[3]	$—	$—	$—	$—	$—	$—	$12
BXP's share of non-cash termination income adjustment (fair value lease amounts)	$—	$—	$—	$—	[3]	$—	$—	$—	$—	$—	$—	$—

Reconciliation of BXP's share of EBITDAre
Income/(loss) from unconsolidated joint ventures	$114	$435	$(75)	$456	[3]	$(247)	$(429)	$272	$(178)	$99	$14	$461
Add:
BXP's share of interest expense	589	743	442	999		—	632	331	2,463	190	—	6,389
BXP's share of depreciation and amortization expense	1,003	552	369	1,188	[3]	466	555	283	4,822	206	—	9,444
BXP's share of EBITDAre	$1,706	$1,730	$736	$2,643		$219	$758	$886	$7,107	$495	$14	$16,294

Q1 2018
Reconciliations (continued)

Reconciliation of BXP's share of Net Operating Income/(Loss)	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place Parking Facility	Annapolis Junction [1]	500 North Capitol Street, N.W.	Colorado Center	1265 Main Street	Other Joint Ventures [2]	Total Unconsolidated Joint Ventures
BXP's share of rental revenue	$3,881	$2,889	$1,475	$4,250	[3]	$419	$1,517	$1,276	$9,748	$672	$188	$26,315
BXP's share of operating expenses	2,220	1,184	743	1,699	[3]	199	782	394	2,674	178	182	10,255
BXP's share of net operating income/(loss)	1,661	1,705	732	2,551	[3]	220	735	882	7,074	494	6	16,060
Less:
BXP's share of termination income	—	—	—	—	[3]	—	—	—	—	—	—	—
BXP's share of net operating income/(loss) (excluding termination income)	1,661	1,705	732	2,551	[3]	220	735	882	7,074	494	6	16,060
Less:
BXP's share of straight-line rent	10	147	(34)	152	[3]	—	32	5	2,020	—	(725)	1,607
BXP's share of fair value lease revenue	—	—	—	—	[3]	—	—	—	452	—	—	452
Add:
BXP's share of lease transaction costs that qualify as rent inducements	—	41	—	29	[3]	—	—	—	—	—	—	70
BXP's share of net operating income/(loss) - cash (excluding termination income)	$1,651	$1,599	$766	$2,428	[3]	$220	$703	$877	$4,602	$494	$731	$14,071

Reconciliation of BXP's share of Revenue
BXP's share of rental revenue	$3,881	$2,889	$1,475	$4,250		$419	$1,517	$1,276	$9,748	$672	$188	$26,315
Add:
BXP's share of development and management services revenue	18	2	3	—		—	—	—	1	1	—	25
BXP's share of revenue	$3,899	$2,891	$1,478	$4,250		$419	$1,517	$1,276	$9,749	$673	$188	$26,340

_____________

[1]	Annapolis Junction includes four in-service properties and two undeveloped land parcels.

[2]	Includes The Hub on Causeway, 1001 6th Street, Dock 72 and 7750 Wisconsin Avenue. During the three months ended March 31, 2018, The Hub on Causeway - Hotel Air Rights was placed in-service.

[3]	Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

[4]	The Company's purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this venture.

Q1 2018
Consolidated Income Statement - prior year

(unaudited and in thousands, except per share amounts)

Three Months Ended
31-Mar-17
Revenue
Rental
Base rent	$503,562
Recoveries from tenants	89,164
Parking and other	25,610
Total rental revenue	618,336
Hotel revenue	7,420
Development and management services	6,472
Total revenue	632,228
Expenses
Operating
Rental	228,287
Hotel	7,091
General and administrative	31,386
Transaction costs	34
Depreciation and amortization	159,205
Total expenses	426,003
Operating income	206,225
Other income (expense)
Income from unconsolidated joint ventures	3,084
Interest and other income	614
Gains from investments in securities	1,042
Interest expense	(95,534)
Income before gains on sales of real estate	115,431
Gains on sales of real estate	133
Net income	115,564
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(4,424)
Noncontrolling interest - common units of the Operating Partnership	(11,432)
Net income attributable to Boston Properties, Inc.	99,708
Preferred dividends	(2,625)
Net income attributable to Boston Properties, Inc. common shareholders	$97,083

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.63
Net income attributable to Boston Properties, Inc. per share - diluted	$0.63